UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21993

RevenueShares ETF Trust

(Exact name of registrant as specified in charter)

One Commerce Square,
2005 Market Street Suite 2020
Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip code)

Vincent T. Lowry
One Commerce Square,
2005 Market Street Suite 2020
Philadelphia, Pennsylvania 19103

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-738-8870

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 – June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

RevenueShares™ ETF Trust
Annual Report to Shareholders
June 30, 2011

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Letter To Shareholders

August 2011

Dear Shareholder:

Total NAV Returns for the Fiscal Year ended June 30, 2011:

  RWL, RevenueShares Large Cap Fund 30.97% vs. S&P 500 Index, 30.69%

  RWK, RevenueShares Mid Cap Fund 38.40% vs. S&P MidCap 400 Index, 39.38%

  RWJ, RevenueShares Small Cap Fund 36.26% vs. S&P SmallCap 600 Index, 37.03%

  RWW, RevenueShares Financials Sector Fund 10.40% vs. S&P 500 Financials Index, 12.91%

  RTR, RevenueShares ADR Fund 32.89% vs. S&P ADR Index, 31.18%

  RWV, RevenueShares Navellier Overall A-100 Fund 43.05% vs. Navellier Overall A-100 Index, 45.51%

During fiscal year 2011, the RevenueShares ETFs saw 5 out of 6 Funds experience returns greater than 30%.

The RevenueShares Navellier Overall A-100 Fund™ had a successful year, as higher price to earnings (P/E) growth stocks outperformed the broad equity indexes this past year. While the Fund did not exceed its benchmark, the Navellier Overall A-100 Index, it still outperformed the S&P 500 Index by 1,236 basis points (12.36%).

The RevenueShares ADR Fund™ performed well this year, as larger cap and developed international countries began to outpace the emerging countries this year after trailing the emerging markets for several years. The RevenueShares ADR Fund experienced solid returns and outperformed its underlying index.

The RevenueShares Large Cap Fund™ also performed well, both in total return and outperforming the cap weighted S&P 500. The Fund’s exposure to the consumer discretionary and industrial sectors was a positive factor for the Fund.

The RevenueShares Financial Sector Fund performed well this year, but large money center banks underperformed the broader financial sector. The RevenueShares Financial Sector Fund has an overweight to larger money center banks. We believe large money center banks have substantially improved their balance sheets, and we expect them to rebound in the coming year.

We began fiscal year 2011 in the midst of a global equity market correction that began with fears of a Greece default that could result in a European banking crisis. However, during the autumn of 2010, equity markets overcame their fear of European debt problems and the market began an impressive rally into April/May of 2011. Suddenly, in May of this year the equity markets began to anticipate slower than projected gross domestic product (GDP) growth rates. Once again, the same European debt concerns were resurrected to create a repeat of last summer’s correction.

Vincent T. Lowry
C.E.O. and Chief Investment Officer
VTL Associates, LLC

An investment in the Funds is subject to investment risk, including the possible loss of principal amount invested. Fund returns may not match the return of their respective Index, known as non-correlation risk, due to operating expenses incurred by the Funds. The alternative weighting approach employed by the Funds (i.e., using revenues as a weighting measure), while designed to enhance potential returns, may not produce the desired results. The risks associated with each specific fund are detailed in the prospectus and could include factors such as increased volatility risk, small and medium capitalization stock risk, concentration risk, non-diversification risk, financials sector risk, American Depositary Receipt risk, currency exchange risk, foreign market risk, growth style investing risk, portfolio turnover risk, and/or special risks of exchange-traded funds.

The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The S&P MidCap 400™ Index consists of 400 domestic mid cap stocks selected for market size, liquidity and industry group representation. The S&P SmallCap 600™ Index consists of 600 domestic small cap stocks selected for market size, liquidity and industry group representation. The S&P 500® Financials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the U.S. economy, using Global Industry Classification Standards. S&P® ADR Index is a U.S. dollar

Letter to Shareholders — concluded

denominated index of the non-U.S. companies contained in the S&P® Global 1200 Ex U.S. Index. The S&P® Global 1200 Ex U.S. Index is a free-float weighted global index covering 29 countries and approximately 70% of the world’s capital markets. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

RevenueShares ETFs are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in RevenueShares ETFs.

The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

A Fund’s per share net asset value or “NAV” is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The price used to calculate market return (“Market Price”) is determined by using the mean of the bid and offer on the primary stock exchange on which the shares of the Fund are listed for trading when the Fund’s NAV is calculated at market close. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Price to earnings ratio is the value of a company's stock price relative to company earnings.

Management Discussion of Fund Performance

June 30, 2011

RevenueShares Large Cap Fund™ (Ticker: RWL)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500 Index (“S&P 500”) by investing in the constituent securities of the S&P 500 in the same proportions as the RevenueShares Large Cap Index. The S&P 500 is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by Standard & Poor’s®. Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of large capitalization companies included in the S&P 500 and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines large capitalization companies as companies that are included in the S&P 500 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Large Cap Fund returned 30.97% for the fiscal year ending June 30, 2011. The Fund experienced strong returns as a result of revenue weighting the energy sector, which provided a 55.6% return. The Fund ended the year with a 13.8% weighting in energy, versus 12.8% for the S&P 500. The Fund also enjoyed strong returns from the materials and industrial sectors. The Fund generally overweights economically sensitive sectors such as consumer discretion, industrials, and materials and tends to increase the return of the Fund as the GDP grows above 2% and more sluggish returns during downturns in the economy.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2011, the top three performers were Priceline Com Inc (+189.98%), National-Oilwell Inc (+138.21%), Biogen (+125.33%), while the bottom three performers in this group were RadioShack (-30.88%), Hudson City Bancorp (-29.87%), and Motorola Mobility Hldgs (-27.11%).

Management Discussion of Fund Performance — continued

Fund Performance History (%)	Cumulative Total Return As of June 30, 2011		Average Annual Total Return As of June 30, 2011
	1 Year	Since Inception (February 22, 2008)	1 Year	Since Inception (February 22, 2008)
Index
RevenueShares Large Cap Index™	31.68%	7.51%	31.68%	2.04%
S&P 500 Index	30.69%	5.98%	30.69%	1.75%
Fund
NAV Return	30.97%	4.66%	30.97%	1.36%
Market Price	30.94%	4.59%	30.94%	1.35%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Large Cap Fund’s annual operating expense ratio (gross) is 0.85% and the net expense ratio is 0.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce Fund returns. RevenueShares Large Cap Index™ returns became publicly available on January 3, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

Management Discussion of Fund Performance — continued

June 30, 2011

RevenueShares Mid Cap Fund™ (Ticker: RWK)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P MidCap 400 Index (“S&P Mid Cap 400”) by investing in the constituent securities of the S&P MidCap 400 in the same proportions as the RevenueShares Mid Cap Index. The S&P Midcap 400 is a stock market index comprised of common stock of 400 mid-sized companies selected by Standard & Poor’s®. Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of mid capitalization companies included in the S&P MidCap 400 and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines mid capitalization companies as companies that are included in the S&P MidCap 400 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Mid Cap Fund experienced strongly positive returns in energy of 68%, but with only a 4.1% allocation to energy, versus a 7.4% weighting in energy for the S&P 400 Index. Despite the underweight to energy, the strong performance generated from revenue weighting the energy sector constituents resulted in a total return that outperformed the S&P 400 energy sector that achieved a 58% return. On a total return basis, the Fund experienced strong returns from consumer discretion, consumer staples, and industrials during the fiscal year.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2011, the top three performers were Fossil Inc (+227.95%), Green Mountain Coffee (+222.37%), Atmel Corp (+171.66%), while the bottom three performers in this group were Wilmington Trust (-63.17%), Corinthian Colleges (-55.12%), and Cree Inc (-43.36%).

Management Discussion of Fund Performance — continued

Fund Performance History (%)	Cumulative Total Return As of June 30, 2011		Average Annual Total Return As of June 30, 2011
	1 Year	Since Inception (February 22, 2008)	1 Year	Since Inception (February 22, 2008)
Index
RevenueShares Mid Cap Index™	39.03%	32.46%	39.03%	8.74%
S&P MidCap 400 Index	39.38%	29.52%	39.38%	8.01%
Fund
NAV Return	38.40%	29.84%	38.40%	8.09%
Market Price	38.42%	29.87%	38.42%	8.10%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Mid Cap Fund’s annual operating expense ratio (gross) is 0.89% and the net expense ratio is 0.54%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Mid Cap Index™ returns became publicly available on January 3, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE — continued

June 30, 2011

RevenueShares Small Cap Fund™ (Ticker: RWJ)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P SmallCap 600 Index (“S&P SmallCap 600”) by investing in the constituent securities of the S&P SmallCap 600 in the same proportions as the RevenueShares Small Cap Index. The S&P SmallCap 600 is a stock market index comprised of 600 common stocks of small-cap companies selected by Standard & Poor’s® based on inclusion criteria to ensure that they are investable and financially viable. Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of small capitalization companies included in the S&P SmallCap 600 and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines small capitalization companies as companies that are included in the S&P SmallCap 600 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Small Cap Fund followed RWL and RWK with very strong returns in the energy sector, with an 87% return for the year, versus 82% for the S&P 600. The Fund maintained an 8% weighting to energy, versus 4.4% to the S&P 600. Healthcare, industrials, and consumer discretion were also strong contributors to the Fund’s return for the year. Going forward, the Fund has a strong weighting to consumer discretion sector and, as a result, the Fund will be very sensitive to economic fluctuation in the GDP.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2011, the top three performers were Basic Energy Svcs In (+254.80%), Lsb Inds Inc (+231.10%), Zale Corp New (+218.98%), while the bottom three performers in this group were Great Atl & Pac Tea (-89.23%), Wilshire Bancorp Inc (-65.02%), and Skechers U S A Inc (-60.24%).

Management Discussion of Fund Performance — continued

Fund Performance History (%)	Cumulative Total Return As of June 30, 2011		Average Annual Total Return As of June 30, 2011
	1 Year	Since Inception (February 22, 2008)	1 Year	Since Inception (February 22, 2008)
Index
RevenueShares Small Cap Index™	37.22%	45.10%	37.22%	11.76%
S&P SmallCap 600 Index	37.03%	25.94%	37.03%	7.11%
Fund
NAV Return	36.26%	39.94%	36.26%	10.53%
Market Price	36.10%	39.82%	36.10%	10.50%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Small Cap Fund’s annual operating expense ratio (gross) is 0.89% and the net expense ratio is 0.54%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Small Cap Index™ returns became publicly available on January 3, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

Management Discussion of Fund Performance — continued

June 30, 2011

RevenueShares Financials Sector Fund™ (Ticker: RWW)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Financials Index (“S&P 500 Financials”) by investing in the constituent securities of the S&P 500® Financials in the same proportions as the RevenueShares Financials Sector Index. The S&P 500® Financials is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies involved in activities such as: banking; mortgage finance; consumer finance; specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts (“REITs”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the S&P 500® Financials and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the S&P 500® Financials at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares Financials Sector Fund underperformed, versus the capitalization weighted index, primarily due to the Fund’s overweighting to larger money center financial institutions than the capitalization weighted financial sector of the S&P 500. VTL Associates believes that this Fund will respond positively once the large money center banks rebound from the 2008 crisis.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2011, the top three performers were Moody's Corp (+95.61%), Discover Financial Service (+92.52%), Cb Richard Ellis (+84.49%), while the bottom three performers in this group were Hudson City Bancorp (-29.87%), Bank Amer Corp (-23.48%), and Genworth Financial Inc (-21.34%).

Management Discussion of Fund Performance — continued

Fund Performance History (%)	Cumulative Total Return As of June 30, 2011		Average Annual Total Return As of June 30, 2011
	1 Year	Since Inception (November 10, 2008)	1 Year	Since Inception (November 10, 2008)
Index
RevenueShares Financials Sector Index™	10.98%	30.18%	10.98%	10.52%
S&P 500 Financials Index	12.91%	14.07%	12.91%	6.43%
S&P 500 Index	30.69%	52.32%	30.69%	17.31%
Fund
NAV Return	10.40%	22.25%	10.40%	7.92%
Market Price	10.29%	22.09%	10.29%	7.87%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Financials Sector Fund’s annual operating expense ratio (gross) is 1.11% and the net expense ratio is 0.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Financials Sector Index™ returns became publicly available on October 1, 2008. Index returns do not represent Fund returns. One cannot invest directly in an index.

Management Discussion of Fund Performance — continued

June 30, 2011

RevenueShares ADR Fund™ (Ticker: RTR)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P ADR Index by investing in the constituent securities of the S&P ADR Index in the same proportions as the RevenueShares ADR Index. The RevenueShares ADR Index is constructed using a rules-driven methodology, which re-weights the constituent securities of the S&P ADR Index according to the revenue earned by the companies in that index, subject to certain tax diversification requirements. The RevenueShares ADR Index generally contains the same securities as the S&P ADR Index, but in different proportions. Constituent securities that are added to or removed from the S&P ADR Index during a calendar quarter are generally added to and removed from the RevenueShares ADR Index on a quarterly basis. The S&P ADR Index is a U.S. dollar denominated version of the S&P Global 1200 Ex U.S. Index and is based on the non-U.S. stocks of the S&P Global 1200. American Depositary Receipts (“ADRs”) are certificates that represent a U.S. dollar denominated equity ownership in a foreign company and offer U.S. investors the same economic benefits enjoyed by the shareholders of that company. Typically, ADRs are listed and traded on U.S. exchanges and trade in U.S. dollars just like any other U.S.-domiciled security. Since not all foreign companies offer ADR programs, the S&P ADR Index is made up of those companies from the S&P Global 1200 who make available ADRs that are offered or listed on a U.S. exchange, global shares or, in the case of Canadian equities, ordinary shares, all of which are traded on a U.S. exchange. Under normal circumstances, the Fund will invest at least 80% of its net assets in ADRs included in the S&P ADR Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

The RevenueShares ADR Fund has enjoyed strong returns from its exposure to energy, financials, and information technology. The Fund is overweighted to economically sensitive sectors, such as consumer discretion, energy, and financials. The Fund’s success in the coming year will depend on the strength of global economic expansion. VTL Associates believes that a global GDP in excess of 3.5% will be very positive for this Fund.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2011, the top three performers were Valeant Pharmaceuticals (+181.76%), Elan PLC (+152.66%), Arm Holdings PLC (+130.49%), while the bottom three performers in this group were Research in Motion (-41.43%), National Bk Greece (-32.50%), and Au Optronics Corp (-22.52%).

Management Discussion of Fund Performance — continued

Fund Performance History (%)	Cumulative Total Return As of June 30, 2011		Average Annual Total Return As of June 30, 2011
	1 Year	Since Inception (November 18, 2008)	1 Year	Since Inception (November 18, 2008)
Index
RevenueShares ADR Index™	33.81%	77.44%	33.81%	24.53%
S&P ADR Index	31.18%	51.58%	31.18%	22.18%
MSCI EAFE Index (net)	31.02%	63.41%	31.02%	21.12%
Fund
NAV Return	32.89%	68.46%	32.89%	22.08%
Market Price	32.90%	68.41%	32.90%	22.07%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the ADR Fund’s annual operating expense ratio (gross) is 1.08% and the net expense ratio is 0.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares ADR Index™ returns became publicly available on October 1, 2008. Index returns do not represent Fund returns. One cannot invest directly in an index.

The MSCI EAFE Index (Europe, Australasia, Far East) adjusts the market capitalization of index constituents for free float and targets for index inclusion 85% of free float-adjusted market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

Management Discussion of Fund Performance — continued

June 30, 2011

RevenueShares Navellier Overall A-100 Fund™ (Ticker: RWV)

The Fund seeks to achieve its investment objective of outperforming the total return performance of the Navellier Overall A-100 Index by investing in the constituent securities of the Navellier Overall A-100 Index in the same proportions as the RevenueShares Navellier Overall A-100 Index. The Navellier Overall A-100 Index is constructed from companies that are traded on the NYSE Euronext (NYX), Nasdaq Stock Exchange (NASD) that have over 2,500 shares traded daily, a closing price over $1, and companies that have been public for at least one year. This universe of companies is narrowed through a combination of quantitative and fundamental screens to select the top 100 of the total universe. This is accomplished by implementing a multi-factor model that encompasses nine factors, one of which is quantitative based and eight that are fundamental. The quantitative factor begins with a computer-driven analysis based on Modern Portfolio Theory. The Index calculates reward (alpha) and risk (standard deviation) characteristics for the universe of approximately 4,800 stocks. Trailing 52-week “alphas” (measure of return independent of the market) are divided by trailing 52-week “standard deviations” (measure of volatility or risk) to create a “reward/risk” ratio. This factor has the highest weight in the Navellier Overall A-100 Index.

The RevenueShares Navellier Overall A-100 Fund turned in a successful year, versus the S&P 500. This all-cap fund outperformed with strong returns in energy, consumer staples, healthcare, and materials. This Fund is exposed to more growth and momentum-oriented equities than RWL, RWK, and RWJ and is expected to do well in a growth market.

Among the top and bottom performing Fund holdings for the fiscal year 6/30/2011, the top three performers were Kronos Worldwide Inc (+234.28%), Lululemon Athletica Inc (+200.43%), Travelzoo Inc (+190.47%), while the bottom three performers in this group were Kingold Jewelry Inc (-74.72%), Skechers U S A Inc (-35.67%), and Mips Technologies (-30.11%).

Management Discussion of Fund Performance — concluded

Fund Performance History (%)	Cumulative Total Return As of June 30, 2011		Average Annual Total Return As of June 30, 2011
	1 Year	Since Inception (January 21, 2009)	1 Year	Since Inception (January 21, 2009)
Index
RevenueShares Navellier Overall A-100 Index™	44.38%	72.48%	44.38%	25.05%
Navellier Overall A-100 Index	45.51%	72.43%	45.51%	21.35%
Russell 3000 Index	32.36%	71.04%	32.36%	24.62%
Fund
NAV Return	43.05%	73.42%	43.05%	25.33%
Market Price	43.22%	74.08%	43.22%	25.55%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Navellier Overall A-100 Fund’s annual operating expense ratio (gross) is 1.40% and the net expense ratio is 0.60%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. This agreement is in effect until October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.revenuesharesetfs.com.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce returns. RevenueShares Navellier Overall A-100 Index™ returns became publicly available on December 31, 2008. Index returns do not represent Fund returns. One cannot invest directly in an index.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Shareholder Expense Examples

As a shareholder of a RevenueShares ETF, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The actual and hypothetical expense examples below are based on an investment of $1,000 held for the entire six-month period from January 1, 2011 to June 30, 2011.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Six Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Annualized Expense Ratios for the Six Month Period	Expenses Paid During the Six Month Period†
RevenueShares Large Cap Fund
Actual	$1,000.00	$1,063.70	0.49%	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
RevenueShares Mid Cap Fund
Actual	$1,000.00	$1,076.30	0.54%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71
RevenueShares Small Cap Fund
Actual	$1,000.00	$1,062.70	0.54%	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71
RevenueShares Financials Sector Fund
Actual	$1,000.00	$ 935.40	0.45%	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
RevenueShares ADR Fund
Actual	$1,000.00	$1,048.80	0.49%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
RevenueShares Navellier Overall A-100 Fund
Actual	$1,000.00	$1,092.40	0.60%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Frequency Distribution of Premium and Discount

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of each Fund and the Fund’s net asset value. Net asset value, or “NAV”, is the price per share at which the Funds issue and redeem shares in large blocks typically consisting of 50,000 shares or more. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint of the bid/ask at closing on the stock exchange which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage of the NAV) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV. A discount is the amount that a Fund is trading below the reported NAV.

The following information shows the frequency distributions of premiums and discounts for the Funds. The information shown for each Fund is for each full calendar quarter completed after the inception date of such Fund through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

RevenueShares Large Cap Fund

	Closing Bid/Ask Midpoint Above NAV		Closing Bid/Ask Midpoint Below NAV
Premium/ Discount Range	Number of Days	% of Total Days	Number of Days	% of Total Days
0.00% - 0.249%	287	35.0%	411	50.1%
0.25% - 0.499%	18	2.2%	29	3.5%
0.50% - 0.749%	10	1.2%	8	1.0%
0.75% - 0.999%	8	1.0%	10	1.2%
1.00% or more	20	2.4%	20	2.4%
Total	343	41.8%	478	58.2%

RevenueShares Small Cap Fund

	Closing Bid/Ask Midpoint Above NAV		Closing Bid/Ask Midpoint Below NAV
Premium/ Discount Range	Number of Days	% of Total Days	Number of Days	% of Total Days
0.00% - 0.249%	265	32.1%	425	51.5%
0.25% - 0.499%	22	2.7%	17	2.1%
0.50% - 0.749%	11	1.3%	17	2.1%
0.75% - 0.999%	6	0.7%	9	1.1%
1.00% or more	26	3.2%	27	3.2%
Total	330	40.0%	495	60.0%

RevenueShares ADR Fund

	Closing Bid/Ask Midpoint Above NAV		Closing Bid/Ask Midpoint Below NAV
Premium/ Discount Range	Number of Days	% of Total Days	Number of Days	% of Total Days
0.00% - 0.249%	283	44.5%	328	51.6%
0.25% - 0.499%	1	0.2%	7	1.1%
0.50% - 0.749%	3	0.5%	1	0.2%
0.75% - 0.999%	1	0.2%	2	0.3%
1.00% or more	6	0.9%	3	0.5%
Total	294	46.3%	341	53.7%

RevenueShares Mid Cap Fund

	Closing Bid/Ask Midpoint Above NAV		Closing Bid/Ask Midpoint Below NAV
Premium/ Discount Range	Number of Days	% of Total Days	Number of Days	% of Total Days
0.00% - 0.249%	372	45.1%	331	40.1%
0.25% - 0.499%	12	1.5%	12	1.5%
0.50% - 0.749%	14	1.7%	12	1.5%
0.75% - 0.999%	7	0.8%	10	1.2%
1.00% or more	27	3.3%	28	3.3%
Total	432	52.4%	393	47.6%

RevenueShares Financials Sector Fund

	Closing Bid/Ask Midpoint Above NAV		Closing Bid/Ask Midpoint Below NAV
Premium/ Discount Range	Number of Days	% of Total Days	Number of Days	% of Total Days
0.00% - 0.249%	284	44.3%	316	49.3%
0.25% - 0.499%	1	0.2%	10	1.5%
0.50% - 0.749%	3	0.5%	2	0.3%
0.75% - 0.999%	2	0.3%	5	0.8%
1.00% or more	11	1.7%	7	1.1%
Total	301	47.0%	340	53.0%

RevenueShares Navellier Overall A-100 Fund

	Closing Bid/Ask Midpoint Above NAV		Closing Bid/Ask Midpoint Below NAV
Premium/ Discount Range	Number of Days	% of Total Days	Number of Days	% of Total Days
0.00% - 0.249%	297	50.1%	253	42.6%
0.25% - 0.499%	4	0.7%	13	2.2%
0.50% - 0.749%	4	0.7%	16	2.7%
0.75% - 0.999%	0	0.0%	4	0.6%
1.00% or more	1	0.2%	1	0.2%
Total	306	51.7%	287	48.3%

Schedule of Investments Summary Tables

(Unaudited)

RevenueShares Large Cap Fund		RevenueShares Mid Cap Fund		RevenueShares Small Cap Fund

Industry	% of Net Assets	Industry	% of Net Assets	Industry	% of Net Assets
Automobiles & Components	1.9%	Automobiles & Components	1.1%	Automobiles & Components	0.5%
Banks	1.9	Banks	1.9	Banks	2.5
Capital Goods	9.0	Capital Goods	11.8	Capital Goods	10.7
Commercial & Professional		Commercial & Professional		Commercial & Professional
Services	0.6	Services	3.5	Services	5.2
Consumer Durables & Apparel	1.1	Consumer Durables & Apparel	4.1	Consumer Durables & Apparel	5.4
Consumer Services	1.1	Consumer Services	2.5	Consumer Services	4.4
Diversified Financials	5.7	Diversified Financials	1.4	Diversified Financials	2.1
Energy	13.8	Energy	4.9	Energy	5.6
Food & Staples Retailing	9.3	Food & Staples Retailing	1.8	Food & Staples Retailing	3.6
Food, Beverage & Tobacco	4.7	Food, Beverage & Tobacco	3.8	Food, Beverage & Tobacco	2.3
Health Care Equipment &		Health Care Equipment &		Health Care Equipment &
Services	9.8	Services	9.5	Services	10.8
Household & Personal Products	1.5	Household & Personal Products	0.7	Household & Personal Products	0.8
Insurance	5.4	Insurance	6.0	Insurance	2.7
Materials	3.4	Materials	8.7	Materials	5.4
Media	3.0	Media	0.6	Media	1.1
Pharmaceuticals, Biotechnology &		Pharmaceuticals, Biotechnology &		Pharmaceuticals, Biotechnology &
Life Sciences	3.7	Life Sciences	1.8	Life Sciences	1.7
Real Estate	0.3	Real Estate	2.2	Real Estate	1.5
Retailing	5.7	Retailing	6.6	Retailing	9.7
Semiconductors &		Semiconductors &		Semiconductors &
Semiconductor Equipment	1.1	Semiconductor Equipment	1.3	Semiconductor Equipment	4.5
Software & Services	3.6	Software & Services	4.6	Software & Services	4.7
Technology Hardware &		Technology Hardware &		Technology Hardware &
Equipment	4.3	Equipment	11.3	Equipment	9.0
Telecommunication Services	3.2	Telecommunication Services	0.5	Telecommunication Services	0.5
Transportation	1.6	Transportation	3.0	Transportation	1.7
Utilities	3.8	Utilities	6.3	Utilities	3.4
Total Investments	99.5	Total Investments	99.9	Total Investments	99.8
Other Assets in Excess of		Other Assets in Excess of		Other Assets in Excess of
Liabilities	0.5	Liabilities	0.1	Liabilities	0.2
Net Assets	100.0%	Net Assets	100.0%	Net Assets	100.0%

RevenueShares Financials Sector Fund		RevenueShares ADR Fund		RevenueShares Navellier Overall A-100 Fund

Industry	% of Net Assets	Industry	% of Net Assets	Industry	% of Net Assets
Capital Markets	10.2%	Automobiles & Components	5.5%	Automobiles & Components	3.7%
Commercial Banks	14.3	Banks	12.4	Banks	3.5
Consumer Finance	5.8	Capital Goods	3.1	Capital Goods	10.2
Diversified Financial Services	26.3	Consumer Durables & Apparel	2.9	Commercial & Professional Services	1.0
Insurance	39.9	Consumer Services	0.3	Consumer Durables & Apparel	5.4
Paper & Forest Products	0.6	Diversified Financials	5.4	Consumer Services	2.7
Real Estate Investment Trusts	2.1	Energy	31.6	Diversified Financials	2.1
Real Estate Management &		Food & Staples Retailing	0.4	Energy	5.3
Development	0.5	Food, Beverage & Tobacco	2.8	Food, Beverage & Tobacco	8.6
Thrifts & Mortgage Finance	0.2	Health Care Equipment & Services	0.3	Health Care Equipment & Services	13.5
Total Investments	99.9	Insurance	5.0	Household & Personal Products	4.6
Other Assets in Excess of		Materials	6.7	Insurance	0.2
Liabilities	0.1	Media	0.7	Materials	10.1
Net Assets	100.0%	Pharmaceuticals, Biotechnology &		Media	0.4
		Life Sciences	3.1	Pharmaceuticals, Biotechnology &
		Real Estate	0.2	Life Sciences	5.1
		Semiconductors & Semiconductor		Real Estate	0.3
		Equipment	0.6	Retailing	5.3
		Software & Services	0.3	Semiconductors & Semiconductor
		Technology Hardware &		Equipment	1.3
		Equipment	4.8	Software & Services	2.1
		Telecommunication Services	9.6	Technology Hardware & Equipment	2.2
		Transportation	0.4	Telecommunication Services	7.1
		Utilities	2.5	Transportation	3.3
		Total Investments	98.6	Utilities	2.3
		Other Assets in Excess of		Total Investments	100.3
		Liabilities	1.4	Liabilities in Excess of Other Assets	(0.3)
		Net Assets	100.0%	Net Assets	100.0%

Schedule of Investments

RevenueShares Large Cap Fund

June 30, 2011

Investments	Shares	Value
COMMON STOCKS—99.5%
Automobiles & Components—1.9%
Ford Motor Co.*	167,322	$2,307,371
Goodyear Tire & Rubber Co.*	33,155	556,009
Harley-Davidson, Inc.	2,872	117,666
Johnson Controls, Inc.	18,302	762,461
Total Automobiles & Components		3,743,507
Banks—1.9%
BB&T Corp.	8,615	231,227
Comerica, Inc.	1,377	47,603
Fifth Third Bancorp	10,413	132,766
First Horizon National Corp.	3,591	34,258
Hudson City Bancorp, Inc.	5,003	40,975
Huntington Bancshares, Inc.	10,026	65,771
KeyCorp	13,605	113,330
M&T Bank Corp.	972	85,487
Marshall & Ilsley Corp.	11,155	88,905
People’s United Financial, Inc.	1,640	22,042
PNC Financial Services Group, Inc.	6,220	370,774
Regions Financial Corp.	26,077	161,677
SunTrust Banks, Inc.	7,482	193,036
U.S. Bancorp	16,283	415,379
Wells Fargo & Co.	65,576	1,840,062
Zions Bancorporation	2,614	62,762
Total Banks		3,906,054
Capital Goods—9.0%
3M Co.	6,415	608,463
Boeing Co.	21,505	1,589,865
Caterpillar, Inc.	8,644	920,240
Cummins, Inc.	2,476	256,241
Danaher Corp.	5,783	306,441
Deere & Co.	6,074	500,801
Dover Corp.	2,480	168,144
Eaton Corp.	5,570	286,577
Emerson Electric Co.	7,540	424,125
Fastenal Co.	1,490	53,625
Flowserve Corp.	738	81,099
Fluor Corp.	7,167	463,418
General Dynamics Corp.	9,616	716,584
General Electric Co.	178,300	3,362,738
Goodrich Corp.	1,683	160,727
Honeywell International, Inc.	13,065	778,543
Illinois Tool Works, Inc.	6,294	355,548
Ingersoll-Rand PLC	6,362	288,899
ITT Corp.	4,591	270,548
Jacobs Engineering Group, Inc.*	4,895	211,709
Joy Global, Inc.	943	89,811
L-3 Communications Holdings, Inc.	4,659	407,430
Lockheed Martin Corp.	13,992	1,132,932
Masco Corp.	12,204	146,814
Northrop Grumman Corp.	12,615	874,850
PACCAR, Inc.	3,469	177,231
Pall Corp.	964	54,206
Parker Hannifin Corp.	2,300	206,402
Precision Castparts Corp.	851	140,117
Quanta Services, Inc.*	3,969	80,174
Raytheon Co.	11,464	571,480
Rockwell Automation, Inc.	1,372	119,035

Investments	Shares	Value
Rockwell Collins, Inc.	1,681	$103,701
Roper Industries, Inc.	616	51,313
Snap-On, Inc.	961	60,043
Textron, Inc.	8,967	211,711
Tyco International Ltd.	8,600	425,098
United Technologies Corp.	14,324	1,267,817
W.W. Grainger, Inc.	1,097	168,554
Total Capital Goods		18,093,054
Commercial & Professional Services—0.6%
Avery Dennison Corp.	3,200	123,616
Cintas Corp.	2,632	86,935
Dun & Bradstreet Corp.	438	33,087
Equifax, Inc.	1,070	37,150
Iron Mountain, Inc.	2,645	90,168
Monster Worldwide, Inc.*	700	10,262
Pitney Bowes, Inc.	4,731	108,766
R.R. Donnelley & Sons Co.	11,896	233,281
Republic Services, Inc.	5,540	170,909
Robert Half International, Inc.	2,105	56,898
Stericycle, Inc.*	386	34,400
Waste Management, Inc.	7,100	264,617
Total Commercial & Professional Services		1,250,089
Consumer Durables & Apparel—1.1%
Coach, Inc.	1,258	80,424
D.R. Horton, Inc.	8,193	94,383
Fortune Brands, Inc.	2,206	140,677
Harman International Industries, Inc.	1,360	61,975
Hasbro, Inc.	1,721	75,604
Leggett & Platt, Inc.	3,089	75,310
Lennar Corp., Class A	3,637	66,012
Mattel, Inc.	4,638	127,499
Newell Rubbermaid, Inc.	6,808	107,430
NIKE, Inc., Class B	4,388	394,832
Polo Ralph Lauren Corp.	915	121,338
Pulte Group, Inc.*	15,158	116,110
Stanley Black & Decker, Inc.	2,318	167,012
VF Corp.	1,818	197,362
Whirlpool Corp.	4,461	362,768
Total Consumer Durables & Apparel		2,188,736
Consumer Services—1.1%
Apollo Group, Inc., Class A*	2,537	110,816
Carnival Corp.	6,661	250,653
Chipotle Mexican Grill, Inc., Class A*	101	31,127
Darden Restaurants, Inc.	3,083	153,410
DeVry, Inc.	850	50,261
H&R Block, Inc.	5,936	95,213
International Game Technology	2,548	44,794
Marriott International, Inc., Class A	5,668	201,157
McDonald’s Corp.	6,486	546,900
Starbucks Corp.	6,679	263,754
Starwood Hotels & Resorts Worldwide, Inc.	1,668	93,475
Wyndham Worldwide Corp.	2,639	88,802
Wynn Resorts Ltd.	787	112,966
Yum! Brands, Inc.	4,673	258,137
Total Consumer Services		2,301,465

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2011

Investments	Shares	Value
Diversified Financials—5.7%
American Express Co.	13,224	$683,681
Ameriprise Financial, Inc.	3,568	205,802
Bank of America Corp.	230,810	2,529,678
Bank of New York Mellon Corp.	9,973	255,508
BlackRock, Inc., Class A	478	91,685
Capital One Financial Corp.	9,111	470,765
Charles Schwab Corp.	5,383	88,550
Citigroup, Inc.	45,654	1,901,033
CME Group, Inc., Class A	218	63,567
Discover Financial Services	8,377	224,085
E*Trade Financial Corp.*	3,139	43,318
Federated Investors, Inc., Class B	770	18,357
Franklin Resources, Inc.	1,050	137,854
Goldman Sachs Group, Inc.	5,765	767,264
IntercontinentalExchange, Inc.*	228	28,434
Invesco Ltd.	3,226	75,488
Janus Capital Group, Inc.	1,686	15,916
JPMorgan Chase & Co.	56,475	2,312,087
Legg Mason, Inc.	1,426	46,716
Leucadia National Corp.	843	28,746
Moody’s Corp.	1,447	55,492
Morgan Stanley	28,326	651,781
NASDAQ OMX Group, Inc.*	2,914	73,724
Northern Trust Corp.	1,504	69,124
NYSE Euronext	3,136	107,471
SLM Corp.	11,153	187,482
State Street Corp.	4,964	223,827
T. Rowe Price Group, Inc.	763	46,039
Total Diversified Financials		11,403,474
Energy—13.8%
Alpha Natural Resources, Inc.*	1,408	63,980
Anadarko Petroleum Corp.	3,232	248,088
Apache Corp.	2,032	250,729
Baker Hughes, Inc.	4,753	344,878
Cabot Oil & Gas Corp.	509	33,752
Cameron International Corp.*	2,366	118,986
Chesapeake Energy Corp.	8,915	264,686
Chevron Corp.	43,808	4,505,215
ConocoPhillips	53,297	4,007,402
Consol Energy, Inc.	2,355	114,170
Denbury Resources, Inc.*	1,595	31,900
Devon Energy Corp.	2,821	222,323
Diamond Offshore Drilling, Inc.	1,074	75,620
El Paso Corp.	7,387	149,217
EOG Resources, Inc.	1,306	136,542
EQT Corp.	584	30,672
Exxon Mobil Corp.	94,727	7,708,883
FMC Technologies, Inc.*	1,967	88,102
Halliburton Co.	8,359	426,309
Helmerich & Payne, Inc.	757	50,053
Hess Corp.	9,496	709,921
Marathon Oil Corp.	37,927	1,997,994
Marathon Petroleum Corp.*	1,537	63,632
Murphy Oil Corp.	6,724	441,498
Nabors Industries Ltd.*	3,335	82,174
National Oilwell Varco, Inc.	3,985	311,667
Newfield Exploration Co.*	2,534	172,363
Noble Corp.	262	10,325

Investments	Shares	Value
Noble Energy, Inc.	779	$69,822
Occidental Petroleum Corp.	4,259	443,106
Peabody Energy Corp.	2,254	132,783
Pioneer Natural Resources Co.	481	43,083
QEP Resources, Inc.	1,253	52,413
Range Resources Corp.	422	23,421
Rowan Cos., Inc.*	1,059	41,100
Schlumberger Ltd.	6,151	531,446
Southwestern Energy Co.*	1,454	62,348
Spectra Energy Corp.	4,006	109,805
Sunoco, Inc.	17,789	741,979
Tesoro Corp.*	23,764	544,433
Valero Energy Corp.	78,070	1,996,250
Williams Cos., Inc.	8,188	247,687
Total Energy		27,700,757
Food & Staples Retailing—9.3%
Costco Wholesale Corp.	22,493	1,827,331
CVS Caremark Corp.	60,301	2,266,112
Kroger Co.	74,675	1,851,940
Safeway, Inc.	40,320	942,278
SUPERVALU, Inc.	103,455	973,512
Sysco Corp.	25,520	795,714
Walgreen Co.	37,964	1,611,951
Wal-Mart Stores, Inc.	155,323	8,253,864
Whole Foods Market, Inc.	3,754	238,191
Total Food & Staples Retailing		18,760,893
Food, Beverage & Tobacco—4.7%
Altria Group, Inc.	14,192	374,811
Archer-Daniels-Midland Co.	42,484	1,280,893
Brown-Forman Corp., Class B	748	55,868
Campbell Soup Co.	4,606	159,137
Coca-Cola Co.	10,405	700,152
Coca-Cola Enterprises, Inc.	14,194	414,181
ConAgra Foods, Inc.	11,601	299,422
Constellation Brands, Inc., Class A*	3,263	67,936
Dean Foods Co.*	30,288	371,634
Dr Pepper Snapple Group, Inc.	3,111	130,444
General Mills, Inc.	8,585	319,534
H.J. Heinz Co.	4,281	228,092
Hershey Co.	2,460	139,851
Hormel Foods Corp.	5,509	164,223
J.M. Smucker Co.	1,494	114,201
Kellogg Co.	5,143	284,511
Kraft Foods, Inc., Class A	31,415	1,106,750
Lorillard, Inc.	1,040	113,225
McCormick & Co., Inc.	1,431	70,935
Molson Coors Brewing Co., Class B	1,319	59,012
PepsiCo, Inc.	16,883	1,189,070
Philip Morris International, Inc.	9,624	642,594
Reynolds American, Inc.	5,534	205,035
Sara Lee Corp.	13,996	265,784
Tyson Foods, Inc., Class A	34,406	668,164
Total Food, Beverage & Tobacco		9,425,459
Health Care Equipment & Services—9.8%
Aetna, Inc.	23,273	1,026,107
AmerisourceBergen Corp., Class A	51,142	2,117,279
Baxter International, Inc.	5,343	318,924
Becton Dickinson & Co.	1,909	164,498

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2011

Investments	Shares	Value
Health Care Equipment & Services (continued)
Boston Scientific Corp.*	23,187	$160,222
C.R. Bard, Inc.	654	71,848
Cardinal Health, Inc.	55,527	2,522,036
CareFusion Corp.*	3,402	92,432
Cerner Corp.*	830	50,721
CIGNA Corp.	11,385	585,531
Coventry Health Care, Inc.*	9,294	338,952
Covidien PLC	810	43,116
DaVita, Inc.*	1,890	163,693
DENTSPLY International, Inc.	1,340	51,027
Edwards Lifesciences Corp.*	2,626	228,935
Express Scripts, Inc.*	16,102	869,186
Hospira, Inc.*	1,456	82,497
Humana, Inc.	12,300	990,642
Intuitive Surgical, Inc.*	116	43,165
Laboratory Corp. of America Holdings*	1,220	118,084
McKesson Corp.	33,573	2,808,381
Medco Health Solutions, Inc.*	21,269	1,202,124
Medtronic, Inc.	8,911	343,341
Patterson Cos., Inc.	2,206	72,555
Quest Diagnostics, Inc.	3,059	180,787
St. Jude Medical, Inc.	2,528	120,535
Stryker Corp.	2,831	166,151
Tenet Healthcare Corp.*	29,466	183,868
UnitedHealth Group, Inc.	52,010	2,682,676
Varian Medical Systems, Inc.*	730	51,115
WellPoint, Inc.	21,578	1,699,699
Zimmer Holdings, Inc.*	1,705	107,756
Total Health Care Equipment & Services		19,657,883
Household & Personal Products—1.5%
Avon Products, Inc.	7,823	219,044
Clorox Co.	1,856	125,169
Colgate-Palmolive Co.	4,144	362,227
Estee Lauder Cos., Inc., Class A	2,090	219,847
Kimberly-Clark Corp.	6,710	446,618
Mead Johnson Nutrition Co., Class A	1,037	70,049
Procter & Gamble Co.	25,807	1,640,551
Total Household & Personal Products		3,083,505
Insurance—5.4%
ACE Ltd.	5,465	359,706
Aflac, Inc.	7,468	348,606
Allstate Corp.	21,074	643,389
American International Group, Inc.*	38,311	1,123,279
AON Corp.	3,599	184,629
Assurant, Inc.	4,636	168,148
Berkshire Hathaway, Inc., Class B*	33,846	2,619,342
Chubb Corp.	4,691	293,703
Cincinnati Financial Corp.	2,587	75,489
Genworth Financial, Inc., Class A*	15,849	162,928
Hartford Financial Services Group, Inc.	18,543	488,979
Lincoln National Corp.	7,593	216,325
Loews Corp.	7,932	333,858
Marsh & McLennan Cos., Inc.	8,281	258,284
MetLife, Inc.	24,827	1,089,160
Principal Financial Group, Inc.	5,872	178,626
Progressive Corp.	14,969	320,037
Prudential Financial, Inc.	14,340	911,881

Investments	Shares	Value
Torchmark Corp.	1,170	$75,044
Travelers Cos., Inc.	9,587	559,689
Unum Group	8,760	223,205
XL Group PLC, Class A	6,132	134,781
Total Insurance		10,769,088
Materials—3.4%
Air Products & Chemicals, Inc.	2,085	199,284
Airgas, Inc.	1,283	89,861
AK Steel Holding Corp.	8,186	129,011
Alcoa, Inc.	30,225	479,368
Allegheny Technologies, Inc.	1,498	95,078
Ball Corp.	4,615	177,493
Bemis Co., Inc.	2,841	95,969
CF Industries Holdings, Inc.	594	84,152
Cliffs Natural Resources, Inc.	1,140	105,393
Dow Chemical Co.	32,058	1,154,088
E.I. du Pont de Nemours & Co.	13,118	709,028
Eastman Chemical Co.	1,647	168,109
Ecolab, Inc.	2,567	144,727
FMC Corp.	796	68,472
Freeport-McMoRan Copper & Gold, Inc.	6,489	343,268
International Flavors & Fragrances, Inc.	978	62,827
International Paper Co.	19,233	573,528
MeadWestvaco Corp.	4,915	163,719
Monsanto Co.	3,591	260,491
Newmont Mining Corp.	3,183	171,787
Nucor Corp.	7,289	300,453
Owens-Illinois, Inc.*	4,722	121,875
PPG Industries, Inc.	3,452	313,407
Praxair, Inc.	2,226	241,276
Sealed Air Corp.	3,696	87,928
Sigma-Aldrich Corp.	739	54,228
Titanium Metals Corp.	1,005	18,412
United States Steel Corp.	6,317	290,835
Vulcan Materials Co.	1,146	44,155
Weyerhaeuser Co.(a)	7,385	161,436
Total Materials		6,909,658
Media—3.0%
Cablevision Systems Corp., Class A	899	32,553
CBS Corp., Class B	16,002	455,897
Comcast Corp., Class A	36,545	926,050
DIRECTV, Class A*	12,189	619,445
Discovery Communications, Inc., Class A*	1,821	74,588
Gannett Co., Inc.	7,320	104,822
Interpublic Group of Cos., Inc.	11,860	148,250
McGraw-Hill Cos., Inc.	3,503	146,811
News Corp., Class A	47,075	833,228
Omnicom Group, Inc.	5,473	263,580
Scripps Networks Interactive, Inc., Class A	721	35,242
Time Warner Cable, Inc.	6,058	472,766
Time Warner, Inc.	17,425	633,747
Viacom, Inc., Class B	7,168	365,568
Walt Disney Co.	21,476	838,423
Washington Post Co., Class B	268	112,279
Total Media		6,063,249

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2011

Investments	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences—3.7%
Abbott Laboratories	14,947	$786,511
Allergan, Inc.	1,484	123,543
Amgen, Inc.*	5,833	340,356
Biogen IDEC, Inc.*	1,493	159,632
Bristol-Myers Squibb Co.	15,400	445,984
Celgene Corp.*	1,227	74,013
Cephalon, Inc.*	897	71,670
Eli Lilly & Co.	13,614	510,933
Forest Laboratories, Inc.*	2,528	99,452
Gilead Sciences, Inc.*	4,503	186,469
Johnson & Johnson	21,096	1,403,306
Life Technologies Corp.*	1,323	68,889
Merck & Co., Inc.	25,443	897,883
Mylan, Inc.*	5,599	138,127
PerkinElmer, Inc.	1,527	41,092
Pfizer, Inc.	81,125	1,671,175
Thermo Fisher Scientific, Inc.*	4,121	265,351
Waters Corp.*	418	40,019
Watson Pharmaceuticals, Inc.*	1,467	100,827
Total Pharmaceuticals, Biotechnology & Life Sciences		7,425,232
Real Estate—0.3%
Apartment Investment &
Management Co., Class A(a)	960	24,509
AvalonBay Communities, Inc.(a)	168	21,571
Boston Properties, Inc.(a)	391	41,509
CB Richard Ellis Group, Inc., Class A*	4,903	123,114
Equity Residential(a)	838	50,280
HCP, Inc.(a)	743	27,261
Health Care REIT, Inc.(a)	241	12,636
Host Hotels & Resorts, Inc.(a)	5,132	86,987
Kimco Realty Corp.(a)	1,156	21,548
Plum Creek Timber Co., Inc.(a)	582	23,594
ProLogis, Inc.(a)	674	24,156
Public Storage(a)	371	42,298
Simon Property Group, Inc.(a)	845	98,214
Ventas, Inc.(a)	363	19,134
Vornado Realty Trust(a)	728	67,835
Total Real Estate		684,646
Retailing—5.7%
Abercrombie & Fitch Co., Class A	1,161	77,694
Amazon.com, Inc.*	3,707	758,044
AutoNation, Inc.*	9,371	343,072
AutoZone, Inc.*	569	167,770
Bed Bath & Beyond, Inc.*	3,314	193,438
Best Buy Co., Inc.	23,945	752,113
Big Lots, Inc.*	3,375	111,881
CarMax, Inc.*	4,265	141,044
Expedia, Inc.	2,575	74,649
Family Dollar Stores, Inc.	3,268	171,766
Gamestop Corp., Class A*	8,574	228,669
Gap, Inc.	13,805	249,871
Genuine Parts Co.	4,426	240,774
Home Depot, Inc.	40,006	1,449,017
JC Penney Co., Inc.	11,226	387,746
Kohl’s Corp.	6,520	326,065
Lowe’s Cos., Inc.	39,281	915,640
Ltd. Brands, Inc.	5,786	222,472

Investments	Shares	Value
Macy’s, Inc.	19,697	$575,940
Netflix, Inc.*	1,424	374,071
Nordstrom, Inc.	4,154	194,989
O’Reilly Automotive, Inc.*	1,822	119,359
priceline.com, Inc.*	152	77,813
Ross Stores, Inc.	2,327	186,439
Sears Holdings Corp.*	13,551	968,083
Sherwin-Williams Co.	2,032	170,424
Staples, Inc.	22,565	356,527
Target Corp.	22,993	1,078,602
Tiffany & Co.	874	68,627
TJX Cos., Inc.	9,332	490,210
Urban Outfitters, Inc.*	1,058	29,783
Total Retailing		11,502,592
Semiconductors & Semiconductor Equipment—1.1%
Advanced Micro Devices, Inc.*	16,433	114,867
Altera Corp.	973	45,099
Analog Devices, Inc.	1,391	54,444
Applied Materials, Inc.	12,929	168,206
Broadcom Corp., Class A*	2,786	93,721
First Solar, Inc.*	425	56,215
Intel Corp.	41,497	919,573
KLA-Tencor Corp.	780	31,574
Linear Technology Corp.	562	18,557
LSI Corp.*	8,934	63,610
MEMC Electronic Materials, Inc.*	3,039	25,923
Microchip Technology, Inc.	476	18,045
Micron Technology, Inc.*	18,670	139,652
National Semiconductor Corp.	1,998	49,171
Novellus Systems, Inc.*	712	25,732
NVIDIA Corp.*	3,994	63,644
Teradyne, Inc.*	2,332	34,514
Texas Instruments, Inc.	8,586	281,878
Xilinx, Inc.	1,186	43,253
Total Semiconductors & Semiconductor Equipment		2,247,678
Software & Services—3.6%
Adobe Systems, Inc.*	2,619	82,368
Akamai Technologies, Inc.*	296	9,315
Autodesk, Inc.*	916	35,358
Automatic Data Processing, Inc.	3,942	207,665
BMC Software, Inc.*	817	44,690
CA, Inc.	3,649	83,343
Citrix Systems, Inc.*	552	44,160
Cognizant Technology Solutions Corp., Class A*	1,260	92,408
Computer Sciences Corp.	7,094	269,288
Compuware Corp.*	1,648	16,084
eBay, Inc.*	6,185	199,590
Electronic Arts, Inc.*	4,639	109,480
Fidelity National Information Services, Inc.	3,894	119,896
Fiserv, Inc.*	1,461	91,502
Google, Inc., Class A*	973	492,708
International Business Machines Corp.	14,196	2,435,324
Intuit, Inc.*	1,408	73,019
Mastercard, Inc., Class A	446	134,398
Microsoft Corp.	45,650	1,186,900
Oracle Corp.	16,577	545,549

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Large Cap Fund

June 30, 2011

Investments	Shares	Value
Software & Services (continued)
Paychex, Inc.	1,328	$40,796
Red Hat, Inc.*	259	11,888
SAIC, Inc.*	14,459	243,200
Salesforce.com, Inc.*	191	28,455
Symantec Corp.*	7,197	141,925
Total System Services, Inc.	2,296	42,660
VeriSign, Inc.	457	15,291
Visa, Inc., Class A	2,049	172,649
Western Union Co.	5,686	113,891
Yahoo!, Inc.*	8,124	122,185
Total Software & Services		7,205,985
Technology Hardware & Equipment—4.3%
Agilent Technologies, Inc.*	2,669	136,413
Amphenol Corp., Class A	1,268	68,459
Apple, Inc.*	3,724	1,250,035
Cisco Systems, Inc.	40,264	628,521
Corning, Inc.	6,882	124,908
Dell, Inc.*	80,383	1,339,985
EMC Corp.*	15,035	414,214
F5 Networks, Inc.*	416	45,864
FLIR Systems, Inc.	916	30,878
Harris Corp.	2,277	102,602
Hewlett-Packard Co.	61,932	2,254,325
Jabil Circuit, Inc.	15,393	310,939
JDS Uniphase Corp.*	1,873	31,204
Juniper Networks, Inc.*	2,162	68,103
Lexmark International, Inc., Class A*	2,306	67,474
Molex, Inc.	2,442	62,930
Motorola Mobility Holdings, Inc.*	900	19,836
Motorola Solutions, Inc.*	12,694	584,432
NetApp, Inc.*	1,327	70,039
QUALCOMM, Inc.	4,545	258,110
SanDisk Corp.*	1,944	80,676
Tellabs, Inc.	4,964	22,884
Teradata Corp.*	937	56,407
Western Digital Corp.*	5,491	199,763
Xerox Corp.	34,818	362,455
Total Technology Hardware & Equipment		8,591,456
Telecommunication Services—3.2%
American Tower Corp., Class A*	749	39,195
AT&T, Inc.	89,892	2,823,508
CenturyLink, Inc.	3,276	132,449
Frontier Communications Corp.	6,612	53,359
MetroPCS Communications, Inc.*	6,507	111,985
Sprint Nextel Corp.*	153,176	825,619
Verizon Communications, Inc.	65,662	2,444,596
Windstream Corp.	5,119	66,342
Total Telecommunication Services		6,497,053
Transportation—1.6%
CH Robinson Worldwide, Inc.	2,408	189,847
CSX Corp.	9,959	261,125

Investments	Shares	Value
Expeditors International of
Washington, Inc.	2,069	$105,912
FedEx Corp.	7,382	700,183
Norfolk Southern Corp.	3,162	236,928
Ryder System, Inc.	2,236	127,116
Southwest Airlines Co.	18,971	216,649
Union Pacific Corp.	3,717	388,055
United Parcel Service, Inc., Class B	13,971	1,018,905
Total Transportation		3,244,720
Utilities—3.8%
AES Corp.*	29,510	375,957
Ameren Corp.	5,495	158,476
American Electric Power Co., Inc.	8,276	311,840
CenterPoint Energy, Inc.	11,758	227,517
CMS Energy Corp.	6,993	137,692
Consolidated Edison, Inc.	5,689	302,882
Constellation Energy Group, Inc.	10,585	401,807
Dominion Resources, Inc.	7,293	352,033
DTE Energy Co.	3,803	190,226
Duke Energy Corp.	16,561	311,844
Edison International	6,722	260,477
Entergy Corp.	3,401	232,220
Exelon Corp.	9,342	400,211
FirstEnergy Corp.	7,634	337,041
Integrys Energy Group, Inc.	2,294	118,921
NextEra Energy, Inc.	6,282	360,964
Nicor, Inc.	1,117	61,145
NiSource, Inc.	7,616	154,224
Northeast Utilities	3,257	114,549
NRG Energy, Inc.*	10,179	250,200
Oneok, Inc.	5,201	384,926
Pepco Holdings, Inc.	9,346	183,462
PG&E Corp.	6,063	254,828
Pinnacle West Capital Corp.	1,631	72,710
PPL Corp.	6,852	190,691
Progress Energy, Inc.	4,833	232,032
Public Service Enterprise Group, Inc.	8,202	267,713
SCANA Corp.	2,305	90,748
Sempra Energy	3,683	194,757
Southern Co.	9,456	381,833
TECO Energy, Inc.	4,222	79,754
Wisconsin Energy Corp.	2,938	92,106
Xcel Energy, Inc.	9,188	223,268
Total Utilities		7,709,054
Total Investments—99.5%
(Cost $172,672,043)		200,365,287
Other Assets in Excess of Liabilities—0.5%		935,289
Net Assets—100.0%		$201,300,576

*	Non-income producing security
(a)	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

RevenueShares Mid Cap Fund

June 30, 2011

Investments	Shares	Value
COMMON STOCKS—99.9%
Automobiles & Components—1.1%
BorgWarner, Inc.*	11,044	$892,244
Gentex Corp.	16,560	500,609
Thor Industries, Inc.	5,095	146,940
Total Automobiles & Components		1,539,793
Banks—1.9%
Associated Banc-Corp.	11,015	153,108
Astoria Financial Corp.	10,025	128,220
BancorpSouth, Inc.	274	3,400
Bank of Hawaii Corp.	2,257	104,996
Cathay General Bancorp	4,352	71,329
City National Corp.	2,583	140,128
Commerce Bancshares, Inc.	4,029	173,247
Cullen/Frost Bankers, Inc.	2,147	122,057
East West Bancorp, Inc.	6,892	139,287
First Niagara Financial Group, Inc.	36,639	483,635
FirstMerit Corp.	216	3,566
Fulton Financial Corp.	13,783	147,616
Hancock Holding Co.	1,570	48,639
International Bancshares Corp.	2,553	42,712
New York Community Bancorp, Inc.	12,612	189,054
Prosperity Bancshares, Inc.	1,661	72,785
SVB Financial Group*	1,833	109,448
Synovus Financial Corp.	59,524	123,810
TCF Financial Corp.	10,088	139,214
Trustmark Corp.	3,321	77,745
Valley National Bancorp	6,177	84,069
Washington Federal, Inc.	4,219	69,318
Webster Financial Corp.	6,889	144,807
Westamerica Bancorporation	549	27,038
Total Banks		2,799,228
Capital Goods—11.8%
Acuity Brands, Inc.	3,746	208,952
Aecom Technology Corp.*	31,108	850,493
AGCO Corp.*	18,406	908,520
Alliant Techsystems, Inc.	5,298	377,906
AMETEK, Inc.	8,032	360,637
BE Aerospace, Inc.*	7,104	289,914
Bucyrus International, Inc., Class A	4,745	434,927
Carlisle Cos., Inc.	9,521	468,719
Crane Co.	8,668	428,286
Donaldson Co., Inc.	4,261	258,557
Gardner Denver, Inc.	3,600	302,580
GATX Corp.	4,474	166,075
Graco, Inc.	10,015	507,360
Granite Construction, Inc.	1,415	34,710
Harsco Corp.	15,432	503,083
Hubbell, Inc., Class B	5,685	369,241
Huntington Ingalls Industries, Inc.*	8,330	287,385
IDEX Corp.	5,076	232,735
KBR, Inc.	50,132	1,889,475
Kennametal, Inc.	6,258	264,150
Lennox International, Inc.	8,578	369,454
Lincoln Electric Holdings, Inc.	8,376	300,280
MSC Industrial Direct Co., Class A	3,423	226,979
Nordson Corp.	1,540	84,469
Oshkosh Corp.*	890	25,757
Pentair, Inc.	11,523	465,068

Investments	Shares	Value
Regal-Beloit Corp.	4,383	$292,653
Shaw Group, Inc.*	26,229	792,378
SPX Corp.	9,498	785,105
Terex Corp.*	19,520	555,344
Thomas & Betts Corp.*	5,721	308,076
Timken Co.	10,928	550,771
Trinity Industries, Inc.	11,247	392,295
Triumph Group, Inc.	2,628	261,696
United Rentals, Inc.*	12,373	314,274
URS Corp.*	22,735	1,017,164
Valmont Industries, Inc.	2,838	273,555
Wabtec Corp.	3,873	254,534
Watsco, Inc.	5,972	406,036
Woodward, Inc.	5,142	179,250
Total Capital Goods		16,998,843
Commercial & Professional Services—3.5%
Brink’s Co.	16,364	488,138
Clean Harbors, Inc.*	2,914	300,871
Copart, Inc.*	3,057	142,456
Corporate Executive Board Co.	1,602	69,927
Corrections Corp. of America*	3,916	84,781
Deluxe Corp.	8,869	219,153
FTI Consulting, Inc.*	3,872	146,904
Herman Miller, Inc.	23,605	642,528
HNI Corp.	5,188	130,323
Korn/Ferry International*	3,305	72,677
Manpower, Inc.	28,342	1,520,548
Mine Safety Appliances Co.	4,164	155,484
Rollins, Inc.	26,876	547,733
Towers Watson & Co., Class A	5,335	350,563
Waste Connections, Inc.	5,843	185,398
Total Commercial & Professional Services		5,057,484
Consumer Durables & Apparel—4.1%
American Greetings Corp., Class A	10,150	244,006
Deckers Outdoor Corp.*	1,593	140,407
Eastman Kodak Co.*	1,342	4,804
Fossil, Inc.*	3,522	414,610
Hanesbrands, Inc.*	22,194	633,639
KB Home	12,477	122,025
MDC Holdings, Inc.	3,082	75,940
Mohawk Industries, Inc.*	14,660	879,453
NVR, Inc.*	611	443,268
Phillips-Van Heusen Corp.	4,812	315,042
Polaris Industries, Inc.	3,333	370,530
Ryland Group, Inc.	5,161	85,311
Timberland Co., Class A*	7,383	317,248
Toll Brothers, Inc.*	30,096	624,191
Tupperware Brands Corp.	6,629	447,126
Under Armour, Inc., Class A*	7,434	574,723
Warnaco Group, Inc.*	5,212	272,327
Total Consumer Durables & Apparel		5,964,650
Consumer Services—2.5%
Bally Technologies, Inc.*	2,551	103,775
Bob Evans Farms, Inc.	7,022	245,559
Brinker International, Inc.	19,592	479,220
Career Education Corp.*	9,564	202,279
Cheesecake Factory, Inc.*	6,983	219,057
International Speedway Corp., Class A	3,472	98,640

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2011

Investments	Shares	Value
Consumer Services (continued)
ITT Educational Services, Inc.*	2,264	$177,135
Life Time Fitness, Inc.*	3,012	120,209
Matthews International Corp., Class A	13,151	528,013
Panera Bread Co., Class A*	2,004	251,823
Regis Corp.	4,186	64,129
Scientific Games Corp., Class A*	7,901	81,696
Service Corp. International	35,434	413,869
Sotheby’s	2,019	87,826
Strayer Education, Inc.	112	14,156
Wendy’s/Arby’s Group, Inc., Class A	101,026	512,202
WMS Industries, Inc.*	74	2,273
Total Consumer Services		3,601,861
Diversified Financials—1.4%
Affiliated Managers Group, Inc.*	5,485	556,453
Apollo Investment Corp.	4,817	49,182
Eaton Vance Corp.	4,776	144,378
Greenhill & Co., Inc.	110	5,920
Jefferies Group, Inc.*	5,540	113,016
MSCI, Inc., Class A*	12,063	454,534
Raymond James Financial, Inc.	12,228	393,130
SEI Investments Co.	5,521	124,278
Waddell & Reed Financial, Inc., Class A	4,108	149,326
Total Diversified Financials		1,990,217
Energy—4.9%
Arch Coal, Inc.	12,170	324,452
Atwood Oceanics, Inc.*	2,283	100,749
Bill Barrett Corp.*	2,368	109,757
CARBO Ceramics, Inc.	4,256	693,515
Cimarex Energy Co.	2,289	205,827
Comstock Resources, Inc.*	1,341	38,607
Dresser-Rand Group, Inc.*	9,336	501,810
Dril-Quip, Inc.*	887	60,165
Exterran Holdings, Inc.*	8,713	172,779
Forest Oil Corp.*	3,261	87,101
Helix Energy Solutions Group, Inc.*	11,129	184,296
HollyFrontier Corp.*	21,119	1,465,659
Northern Oil and Gas, Inc.*	168	3,721
Oceaneering International, Inc.	7,158	289,899
Oil States International, Inc.*	6,005	479,860
Overseas Shipholding Group, Inc.	190	5,119
Patriot Coal Corp.*	15,056	335,147
Patterson-UTI Energy, Inc.	7,310	231,069
Plains Exploration & Production Co.*	7,002	266,916
Quicksilver Resources, Inc.*	8,727	128,810
SM Energy Co.	4,098	301,121
Southern Union Co.	13,515	542,627
Superior Energy Services, Inc.*	6,019	223,546
Tidewater, Inc.	3,168	170,470
Unit Corp.*	2,477	150,924
Total Energy		7,073,946
Food & Staples Retailing—1.8%
BJ’s Wholesale Club, Inc.*	38,394	1,933,138
Ruddick Corp.	15,671	682,315
Total Food & Staples Retailing		2,615,453

Investments	Shares	Value
Food, Beverage & Tobacco—3.8%
Corn Products International, Inc.	11,533	$637,544
Flowers Foods, Inc.	21,106	465,176
Green Mountain Coffee Roasters, Inc.*	5,173	461,742
Hansen Natural Corp.*	3,607	291,987
Lancaster Colony Corp.	8,935	543,427
Ralcorp Holdings, Inc.*	8,632	747,359
Smithfield Foods, Inc.*	79,405	1,736,587
Tootsie Roll Industries, Inc.	15,831	463,215
Universal Corp.	4,312	162,433
Total Food, Beverage & Tobacco		5,509,470
Health Care Equipment & Services—9.5%
Allscripts Healthcare Solutions, Inc.*	27,001	524,359
Catalyst Health Solutions, Inc.*	228	12,727
Community Health Systems, Inc.*	6,166	158,343
Cooper Cos., Inc.	3,203	253,806
Gen-Probe, Inc.*	1,377	95,220
Health Management Associates, Inc., Class A*	76,017	819,463
Health Net, Inc.*	79,826	2,564,011
Henry Schein, Inc.*	17,158	1,228,341
Hill-Rom Holdings, Inc.	4,837	222,695
Hologic, Inc.*	13,130	264,832
IDEXX Laboratories, Inc.*	7,167	555,873
Immucor, Inc.*	2,275	46,455
Kindred Healthcare, Inc.*	35,148	754,628
Kinetic Concepts, Inc.*	6,728	387,735
LifePoint Hospitals, Inc.*	12,036	470,367
Lincare Holdings, Inc.	5,668	165,902
Masimo Corp.	1,765	52,385
Mednax, Inc.*	2,908	209,928
Omnicare, Inc.	35,275	1,124,920
Owens & Minor, Inc.	19,342	667,106
ResMed, Inc.*	1,432	44,320
STERIS Corp.	4,791	167,589
Teleflex, Inc.	4,822	294,431
Thoratec Corp.*	1,912	62,752
Universal Health Services, Inc., Class B	18,237	939,753
VCA Antech, Inc.*	280	5,936
WellCare Health Plans, Inc.*	30,692	1,577,876
Total Health Care Equipment & Services		13,671,753
Household & Personal Products—0.7%
Church & Dwight Co., Inc.	11,807	478,656
Energizer Holdings, Inc.*	8,140	589,010
Total Household & Personal Products		1,067,666
Insurance—6.0%
American Financial Group, Inc.	19,045	679,716
Arthur J. Gallagher & Co.	21,960	626,738
Aspen Insurance Holdings Ltd.	268	6,896
Brown & Brown, Inc.	20,229	519,076
Everest Re Group Ltd.	7,455	609,446
Fidelity National Financial, Inc., Class A	55,396	871,933
First American Financial Corp.	35,101	549,331
Hanover Insurance Group, Inc.	333	12,557
HCC Insurance Holdings, Inc.	11,236	353,934
Mercury General Corp.	8,743	345,261
Old Republic International Corp.	31,258	367,282

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2011

Investments	Shares	Value
Insurance (continued)
Protective Life Corp.	15,070	$348,569
Reinsurance Group of America, Inc., Class A	20,553	1,250,856
StanCorp Financial Group, Inc.	8,160	344,270
Transatlantic Holdings, Inc.	11,798	578,220
Unitrin, Inc.	14,655	434,814
W.R. Berkley Corp.	23,857	773,921
Total Insurance		8,672,820
Materials—8.7%
Albemarle Corp.	5,844	404,405
Aptargroup, Inc.	6,042	316,238
Ashland, Inc.	23,480	1,517,278
Cabot Corp.	10,263	409,186
Carpenter Technology Corp.	3,914	225,760
Commercial Metals Co.	17,133	245,859
Compass Minerals International, Inc.	1,637	140,897
Cytec Industries, Inc.	8,877	507,676
Domtar Corp.	2,133	202,038
Greif, Inc., Class A	7,335	476,995
Intrepid Potash, Inc.*	1,351	43,907
Louisiana-Pacific Corp.*	15,102	122,930
Lubrizol Corp.	7,016	942,038
Martin Marietta Materials, Inc.	2,042	163,299
Minerals Technologies, Inc.	2,215	146,832
NewMarket Corp.	1,947	332,372
Olin Corp.	10,590	239,969
Packaging Corp. of America	12,169	340,610
Reliance Steel & Aluminum Co.	15,865	787,697
Rock-Tenn Co., Class A	7,383	489,788
RPM International, Inc.	21,808	502,020
Scotts Miracle-Gro Co., Class A	8,734	448,142
Sensient Technologies Corp.	5,022	186,166
Silgan Holdings, Inc.	12,183	499,138
Sonoco Products Co.	20,686	735,180
Steel Dynamics, Inc.	37,942	616,557
Temple-Inland, Inc.	22,753	676,674
Valspar Corp.	12,693	457,710
Worthington Industries, Inc.	14,187	327,720
Total Materials		12,505,081
Media—0.6%
AMC Networks, Inc., Class A*	6,111	265,828
DreamWorks Animation SKG, Inc., Class A*	170	3,417
John Wiley & Sons, Inc., Class A	5,014	260,778
Lamar Advertising Co., Class A*	3,155	86,352
Meredith Corp.	230	7,160
New York Times Co., Class A*	344	3,000
Scholastic Corp.	6,983	185,748
Total Media		812,283
Pharmaceuticals, Biotechnology & Life Sciences—1.8%
Bio-Rad Laboratories, Inc., Class A*	2,569	306,636
Charles River Laboratories International, Inc.*	4,507	183,209
Covance, Inc.*	5,569	330,631
Endo Pharmaceuticals Holdings, Inc.*	6,125	246,041
Medicis Pharmaceutical Corp., Class A	3,533	134,855
Mettler-Toledo International, Inc.*	1,672	282,016

Investments	Shares	Value
Perrigo Co.	4,515	$396,733
Pharmaceutical Product Development, Inc.	7,457	200,146
Techne Corp.	588	49,022
United Therapeutics Corp.*	560	30,856
Vertex Pharmaceuticals, Inc.*	8,723	453,509
Total Pharmaceuticals, Biotechnology & Life Sciences		2,613,654
Real Estate—2.2%
Alexandria Real Estate Equities, Inc.(a)	947	73,317
BRE Properties, Inc.(a)	1,113	55,516
Camden Property Trust(a)	1,642	104,464
Corporate Office Properties Trust(a)	455	14,155
Cousins Properties, Inc.(a)	4,223	36,064
Duke Realty Corp.(a)	17,612	246,744
Equity One, Inc.(a)	2,253	41,996
Essex Property Trust, Inc.(a)	511	69,133
Federal Realty Investment Trust(a)	1,004	85,521
Highwoods Properties, Inc.(a)	2,151	71,263
Hospitality Properties Trust(a)	6,628	160,729
Jones Lang LaSalle, Inc.	4,769	449,717
Liberty Property Trust(a)	3,411	111,130
Macerich Co.(a)	9,655	516,543
Mack-Cali Realty Corp.(a)	3,600	118,584
Nationwide Health Properties, Inc.(a)	1,691	70,024
Omega Healthcare Investors, Inc.(a)	1,493	31,368
Potlatch Corp.(a)	2,062	72,727
Rayonier, Inc.(a)	3,471	226,830
Realty Income Corp.(a)	1,377	46,116
Regency Centers Corp.(a)	1,649	72,507
Senior Housing Properties Trust(a)	2,100	49,161
SL Green Realty Corp.(a)	2,328	192,921
Taubman Centers, Inc.(a)	1,706	100,995
UDR, Inc.(a)	3,726	91,473
Weingarten Realty Investors(a)	3,282	82,575
Total Real Estate		3,191,573
Retailing—6.6%
99 Cents Only Stores*	30,313	613,535
Aaron’s, Inc.	12,372	349,633
Advance Auto Parts, Inc.	11,843	692,697
Aeropostale, Inc.*	372	6,510
American Eagle Outfitters, Inc.	2,282	29,095
ANN, Inc.*	9,688	252,857
Ascena Retail Group, Inc.*	11,195	381,190
Barnes & Noble, Inc.	45,192	749,283
Chico’s FAS, Inc.	44,622	679,593
Collective Brands, Inc.*	5,533	81,280
Dick’s Sporting Goods, Inc.*	16,456	632,733
Dollar Tree, Inc.*	12,576	837,813
Foot Locker, Inc.	35,466	842,672
Guess?, Inc.	5,139	216,146
LKQ Corp.*	14,270	372,304
Office Depot, Inc.*	1,326	5,596
PetSmart, Inc.	18,659	846,559
RadioShack Corp.	6,145	81,790
Rent-A-Center, Inc., Class A	12,617	385,576
Saks, Inc.*	32,033	357,809
Tractor Supply Co.	10,120	676,826

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2011

Investments	Shares	Value
Retailing (continued)
Williams-Sonoma, Inc.	11,882	$433,574
Total Retailing		9,525,071
Semiconductors & Semiconductor Equipment—1.3%
Atmel Corp.*	16,280	229,059
Cree, Inc.*	381	12,798
Cypress Semiconductor Corp.*	25,430	537,590
Fairchild Semiconductor International, Inc., Class A*	13,919	232,586
Integrated Device Technology, Inc.*	9,873	77,602
International Rectifier Corp.*	3,368	94,203
Intersil Corp., Class A	2,244	28,835
Lam Research Corp.*	3,814	168,884
RF Micro Devices, Inc.*	14,467	88,538
Semtech Corp.*	1,502	41,065
Silicon Laboratories, Inc.*	437	18,031
Skyworks Solutions, Inc.*	4,668	107,271
Varian Semiconductor Equipment
Associates, Inc.*	4,205	258,355
Total Semiconductors &
Semiconductor Equipment		1,894,817
Software & Services—4.6%
ACI Worldwide, Inc.*	2,024	68,350
Acxiom Corp.*	7,025	92,098
Advent Software, Inc.*	96	2,704
Alliance Data Systems Corp.*	5,201	489,258
ANSYS, Inc.*	8,452	462,071
AOL, Inc.*	414	8,222
Broadridge Financial Solutions, Inc.	13,296	320,035
Cadence Design Systems, Inc.*	43,787	462,391
Concur Technologies, Inc.*	1,974	98,838
Convergys Corp.*	24,022	327,660
CoreLogic, Inc.*	6,887	115,082
Digital River, Inc.*	1,365	43,898
DST Systems, Inc.	7,094	374,563
Equinix, Inc.*	1,844	186,281
Factset Research Systems, Inc.	911	93,214
Fair Isaac Corp.	3,471	104,824
Gartner, Inc.*	5,249	211,482
Global Payments, Inc.	5,005	255,255
Informatica Corp.*	8,595	502,206
Jack Henry & Associates, Inc.	3,784	113,558
Lender Processing Services, Inc.	344	7,193
Mantech International Corp., Class A	7,132	316,803
Mentor Graphics Corp.*	9,043	115,841
MICROS Systems, Inc.*	2,672	132,825
NeuStar, Inc., Class A*	2,744	71,893
Parametric Technology Corp.*	5,986	137,259
Quest Software, Inc.*	3,464	78,737
Rackspace Hosting, Inc.*	12,691	542,413
Rovi Corp.*	1,303	74,740
Solera Holdings, Inc.	1,686	99,744
SRA International, Inc., Class A*	11,003	340,213
Synopsys, Inc.*	6,934	178,273
TIBCO Software, Inc.*	4,731	137,294
ValueClick, Inc.*	3,379	56,091
Total Software & Services		6,621,309

Investments	Shares	Value
Technology Hardware & Equipment—11.3%
ADTRAN, Inc.	2,168	$83,923
Arrow Electronics, Inc.*	72,526	3,009,829
Avnet, Inc.*	71,486	2,278,974
Ciena Corp.*	6,612	121,529
Diebold, Inc.	11,966	371,066
Ingram Micro, Inc., Class A*	230,565	4,182,449
Itron, Inc.*	216	10,403
National Instruments Corp.	3,104	92,158
NCR Corp.*	43,809	827,552
Plantronics, Inc.	12,896	471,091
Polycom, Inc.*	4,088	262,858
QLogic Corp.*	634	10,093
Riverbed Technology, Inc.*	68	2,692
Tech Data Corp.*	72,500	3,544,525
Trimble Navigation Ltd.*	3,836	152,059
Vishay Intertechnology, Inc.*	23,179	348,612
Zebra Technologies Corp., Class A*	12,630	532,607
Total Technology Hardware & Equipment		16,302,420
Telecommunication Services—0.5%
Telephone & Data Systems, Inc.	15,405	478,787
tw Telecom, Inc., Class A*	10,531	216,202
Total Telecommunication Services		694,989
Transportation—3.0%
Alaska Air Group, Inc.*	10,653	729,304
Alexander & Baldwin, Inc.	5,663	272,730
Con-Way, Inc.	18,978	736,536
JB Hunt Transport Services, Inc.	12,683	597,243
JetBlue Airways Corp.*	75,042	457,756
Kansas City Southern*	5,046	299,379
Kirby Corp.*	3,371	191,035
Landstar System, Inc.	8,246	383,274
UTi Worldwide, Inc.	376	7,403
Werner Enterprises, Inc.	26,192	656,110
Total Transportation		4,330,770
Utilities—6.3%
AGL Resources, Inc.	9,082	369,728
Alliant Energy Corp.	12,970	527,360
Aqua America, Inc.	22,020	484,000
Atmos Energy Corp.	20,704	688,408
Black Hills Corp.	6,008	180,781
Cleco Corp.	15,795	550,456
DPL, Inc.	9,775	294,814
Energen Corp.	4,688	264,872
Great Plains Energy, Inc.	16,235	336,551
Hawaiian Electric Industries, Inc.	16,081	386,909
IDACORP, Inc.	3,902	154,129
MDU Resources Group, Inc.	26,578	598,005
National Fuel Gas Co.	3,727	271,326
NSTAR	9,654	443,891
NV Energy, Inc.	33,901	520,380
OGE Energy Corp.	11,291	568,163
PNM Resources, Inc.	18,405	308,100
Questar Corp.	17,630	312,227
UGI Corp.	24,318	775,501
Vectren Corp.	11,609	323,427
Westar Energy, Inc.	11,251	302,764

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Mid Cap Fund

June 30, 2011

Investments	Shares	Value
Utilities (continued)
WGL Holdings, Inc.	10,228	$393,676
Total Utilities		9,055,468
Total Investments—99.9%
(Cost $115,849,412)		144,110,619
Other Assets in Excess of Liabilities—0.1%		123,894
Net Assets—100.0%		$144,234,513

*	Non-income producing security
(a)	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

RevenueShares Small Cap Fund

June 30, 2011

Investments	Shares	Value
COMMON STOCKS—99.8%
Automobiles & Components—0.5%
Drew Industries, Inc.	5,800	$143,376
Spartan Motors, Inc.	18,113	97,810
Standard Motor Products, Inc.	13,631	207,600
Superior Industries International, Inc.	7,707	170,402
Winnebago Industries, Inc.*	1,785	17,243
Total Automobiles & Components		636,431
Banks—2.5%
Bank Mutual Corp.	2,883	10,581
Bank of The Ozarks, Inc.	1,199	62,420
Boston Private Financial Holdings, Inc.	15,145	99,654
Brookline Bancorp, Inc.	2,933	27,189
City Holding Co.	1,146	37,852
Columbia Banking System, Inc.	2,550	43,911
Community Bank System, Inc.	2,952	73,180
Dime Community Bancshares	3,463	50,352
First BanCorp*	46,882	202,061
First Commonwealth Financial Corp.	11,389	65,373
First Financial Bancorp	5,642	94,165
First Financial Bankshares, Inc.	882	30,385
First Midwest Bancorp, Inc.	9,502	116,780
FNB Corp.	6,669	69,024
Glacier Bancorp, Inc.	6,226	83,926
Hanmi Financial Corp.*	20,201	21,615
Home Bancshares, Inc.	1,904	45,010
Independent Bank Corp.	2,103	55,204
Nara Bancorp, Inc.*	4,421	35,943
National Penn Bancshares, Inc.	15,205	120,576
NBT Bancorp, Inc.	3,351	74,158
Old National Bancorp	10,110	109,188
PacWest Bancorp	5,484	112,806
Pinnacle Financial Partners, Inc.*	5,107	79,465
PrivateBancorp, Inc., Class A	9,749	134,536
Provident Financial Services, Inc.	5,074	72,660
S&T Bancorp, Inc.	2,359	43,854
Signature Bank*	2,575	147,290
Simmons First National Corp., Class A	1,476	37,874
Sterling Bancorp, Class N	3,569	33,870
Sterling Bancshares, Inc.	8,879	72,453
Susquehanna Bancshares, Inc.	21,433	171,464
Texas Capital Bancshares, Inc.*	3,305	85,368
Tompkins Financial Corp.	1,135	44,537
Trustco Bank Corp.	6,862	33,624
UMB Financial Corp.	4,013	168,064
Umpqua Holdings Corp.	10,904	126,159
United Bankshares, Inc.	3,475	85,068
United Community Banks, Inc.*	9,840	103,910
Wilshire Bancorp, Inc.*	150	441
Wintrust Financial Corp.	5,315	171,037
Total Banks		3,253,027
Capital Goods—10.7%
A.O. Smith Corp.	11,941	505,104
AAON, Inc.	2,810	61,370
AAR Corp.	11,772	318,903
Actuant Corp., Class A	10,423	279,649
Aerovironment, Inc.*	1,976	69,852
Albany International Corp., Class A	8,691	229,355
American Science & Engineering, Inc.	654	52,320

Investments	Shares	Value
Apogee Enterprises, Inc.	13,912	$178,213
Applied Industrial Technologies, Inc.	13,374	476,248
Astec Industries, Inc.*	5,394	199,470
AZZ, Inc.	2,359	108,042
Badger Meter, Inc.	1,402	51,860
Barnes Group, Inc.	12,755	316,452
Belden, Inc.	10,367	361,394
Brady Corp., Class A	8,719	279,531
Briggs & Stratton Corp.	22,660	450,028
Cascade Corp.	1,742	82,867
Ceradyne, Inc.*	2,986	116,424
CIRCOR International, Inc.	3,617	154,916
CLARCOR, Inc.	5,325	251,766
Comfort Systems USA, Inc.	20,159	213,887
Cubic Corp.	5,475	279,170
Curtiss-Wright Corp.	13,449	435,344
Dycom Industries, Inc.*	15,933	260,345
EMCOR Group, Inc.*	41,074	1,203,879
Encore Wire Corp.	7,729	187,196
EnPro Industries, Inc.*	5,313	255,396
ESCO Technologies, Inc.	3,534	130,051
Esterline Technologies Corp.*	5,314	405,990
Federal Signal Corp.	27,551	180,735
GenCorp, Inc.*	38,388	246,451
Gibraltar Industries, Inc.*	14,378	162,759
Griffon Corp.*	24,339	245,337
II-VI, Inc.*	3,272	83,763
Insituform Technologies, Inc., Class A*	7,832	164,237
John Bean Technologies Corp.	9,934	191,925
Kaman Corp.	9,824	348,457
Kaydon Corp.	2,775	103,563
Lawson Products, Inc.	3,531	69,455
Lindsay Corp.	1,230	84,624
Lydall, Inc.*	9,133	109,231
Moog, Inc., Class A*	12,265	533,773
Mueller Industries, Inc.	14,257	540,483
NCI Building Systems, Inc.*	18,534	211,102
Orbital Sciences Corp.*	16,481	277,705
Orion Marine Group, Inc.*	5,058	47,596
Powell Industries, Inc.*	4,230	154,395
Quanex Building Products Corp.	9,871	161,786
Robbins & Myers, Inc.	3,793	200,460
Simpson Manufacturing Co., Inc.	4,647	138,806
Standex International Corp.	4,329	132,770
Teledyne Technologies, Inc.*	9,607	483,809
Toro Co.	6,185	374,193
Tredegar Corp.	8,758	160,709
Universal Forest Products, Inc.	11,592	277,744
Vicor Corp.	3,081	49,820
Watts Water Technologies, Inc., Class A	8,614	305,022
Total Capital Goods		13,955,732
Commercial & Professional Services—5.2%
ABM Industries, Inc.	31,698	739,831
CDI Corp.	10,964	145,712
Consolidated Graphics, Inc.*	4,657	255,902
Dolan Co.*	4,871	41,257
Exponent, Inc.*	1,491	64,873
G&K Services, Inc., Class A	6,444	218,194
Geo Group, Inc.*	11,505	264,960

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2011

Investments	Shares	Value
Commercial & Professional Services (continued)
Healthcare Services Group, Inc.	10,904	$177,190
Heidrick & Struggles International, Inc.	4,130	93,503
Insperity, Inc.	13,634	403,703
Interface, Inc., Class A	13,579	263,025
Kelly Services, Inc., Class A*	58,753	969,425
Mobile Mini, Inc.*	3,961	83,934
Navigant Consulting, Inc.*	6,703	70,314
On Assignment, Inc.*	11,632	114,343
School Specialty, Inc.*	11,804	169,860
SFN Group, Inc.*	48,270	438,774
Standard Register Co.	27,872	87,797
SYKES Enterprises, Inc.*	12,174	262,106
Tetra Tech, Inc.*	13,021	292,972
TrueBlue, Inc.*	13,785	199,607
United Stationers, Inc.	35,133	1,244,762
Viad Corp.	7,295	162,606
Total Commercial & Professional Services		6,764,650
Consumer Durables & Apparel—5.4%
Arctic Cat, Inc.*	7,086	95,165
Blyth, Inc.	6,073	305,776
Brunswick Corp.	43,835	894,234
Callaway Golf Co.	28,437	176,878
Carter’s, Inc.*	12,552	386,100
CROCS, Inc.*	9,871	254,178
Ethan Allen Interiors, Inc.	6,755	143,814
Helen of Troy Ltd.*	5,090	175,758
Iconix Brand Group, Inc.*	3,617	87,531
Jakks Pacific, Inc.*	9,017	166,003
Kid Brands, Inc.*	6,694	34,541
K-Swiss, Inc., Class A*	4,187	44,508
La-Z-Boy, Inc., Class Z*	31,359	309,513
Liz Claiborne, Inc.*	83,069	444,419
M/I Homes, Inc.*	11,619	142,449
Maidenform Brands, Inc.*	4,853	134,234
Meritage Homes Corp.*	10,960	247,258
Movado Group, Inc.	5,189	88,784
National Presto Industries, Inc.	1,003	101,794
Oxford Industries, Inc.	7,986	269,607
Perry Ellis International, Inc.*	6,728	169,882
Pool Corp.	16,631	495,770
Quiksilver, Inc.*	83,786	393,794
Skechers U.S.A., Inc., Class A*	16,204	234,634
Skyline Corp.	1,194	20,895
Standard Pacific Corp.*	63,533	212,836
Steven Madden Ltd.*	4,661	174,834
Sturm Ruger & Co., Inc.	3,718	81,610
True Religion Apparel, Inc.*	3,656	106,316
Unifirst Corp.	4,456	250,383
Universal Electronics, Inc.*	2,473	62,468
Wolverine World Wide, Inc.	8,779	366,523
Total Consumer Durables & Apparel		7,072,489
Consumer Services—4.4%
American Public Education, Inc.*	1,366	60,801
Biglari Holdings, Inc.*	383	149,772
BJ’s Restaurants, Inc.*	3,094	162,002
Boyd Gaming Corp.*	5,373	46,745
Buffalo Wild Wings, Inc.*	3,108	206,092
California Pizza Kitchen, Inc.*	8,770	161,982

Investments	Shares	Value
Capella Education Co.*	953	$39,883
CEC Entertainment, Inc.	4,957	198,825
Coinstar, Inc.*	5,156	281,208
Corinthian Colleges, Inc.*	47,072	200,527
Cracker Barrel Old Country Store, Inc.	10,417	513,662
DineEquity, Inc.*	6,143	321,095
Hillenbrand, Inc.	8,302	196,342
Interval Leisure Group, Inc.*	5,595	76,596
Jack in the Box, Inc.*	25,818	588,134
Lincoln Educational Services Corp.	6,513	111,698
Marcus Corp.	6,134	60,604
Monarch Casino & Resort, Inc.*	2,614	27,290
Multimedia Games Holding Co., Inc.*	5,513	25,084
O’Charleys, Inc.*	28,054	205,075
Papa John’s International, Inc.*	10,143	337,356
Peet’s Coffee & Tea, Inc.*	2,036	117,477
PF Chang’s China Bistro, Inc.	5,729	230,535
Pinnacle Entertainment, Inc.*	18,187	270,986
Red Robin Gourmet Burgers, Inc.*	9,945	361,799
Ruby Tuesday, Inc.*	21,056	226,984
Ruth’s Hospitality Group, Inc.*	16,438	92,217
Shuffle Master, Inc.*	4,128	38,617
Sonic Corp.*	13,749	146,152
Texas Roadhouse, Inc., Class A	13,152	230,620
Universal Technical Institute, Inc.*	4,705	93,018
Total Consumer Services		5,779,178
Diversified Financials—2.1%
Calamos Asset Management, Inc., Class A	65,641	953,107
Cash America International, Inc.	7,781	450,286
Ezcorp, Inc., Class A*	5,826	207,260
First Cash Financial Services, Inc.*	3,124	131,177
Interactive Brokers Group, Inc., Class A	13,527	211,698
Investment Technology Group, Inc.*	6,829	95,743
OptionsXpress Holdings, Inc.	2,702	45,069
Piper Jaffray Cos.*	2,960	85,278
Portfolio Recovery Associates, Inc.*	1,210	102,596
Prospect Capital Corp.	11,407	115,325
Stifel Financial Corp.*	4,597	164,848
SWS Group, Inc.	17,506	104,861
World Acceptance Corp.*	2,029	133,041
Total Diversified Financials		2,800,289
Energy—5.6%
Basic Energy Services, Inc.*	9,834	309,476
Bristow Group, Inc.	5,845	298,212
Contango Oil & Gas Co.*	718	41,960
Georesources, Inc.*	423	9,513
Gulf Island Fabrication, Inc.	2,182	70,435
Gulfport Energy Corp.*	1,190	35,331
Hornbeck Offshore Services, Inc.*	4,546	125,015
ION Geophysical Corp.*	11,548	109,244
Lufkin Industries, Inc.	2,404	206,864
Matrix Service Co.*	12,125	162,233
OYO Geospace Corp.*	268	26,800
Penn Virginia Corp.	5,207	68,785
Petroleum Development Corp.*	1,996	59,700
Petroquest Energy, Inc.*	5,851	41,074
Pioneer Drilling Co.*	13,033	198,623

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Small CAP Fund

June 30, 2011

Investments	Shares	Value
Energy (continued)
SEACOR Holdings, Inc.	5,940	$593,762
Stone Energy Corp.*	7,123	216,468
Swift Energy Co.*	2,523	94,032
Tetra Technologies, Inc.*	17,732	225,728
World Fuel Services Corp.	122,050	4,385,257
Total Energy		7,278,512
Food & Staples Retailing—3.6%
Andersons, Inc.	20,848	880,828
Casey’s General Stores, Inc.	24,597	1,082,268
Nash Finch Co.	31,762	1,137,397
Spartan Stores, Inc.	35,253	688,491
United Natural Foods, Inc.*	23,256	992,334
Total Food & Staples Retailing		4,781,318
Food, Beverage & Tobacco—2.3%
Alliance One International, Inc.*	95,472	308,375
B&G Foods, Inc., Class A	2,378	49,034
Boston Beer Co., Inc., Class A*	1,347	120,691
Calavo Growers, Inc.	3,687	77,648
Cal-Maine Foods, Inc.	6,320	201,987
Darling International, Inc.*	11,546	204,364
Diamond Foods, Inc.	2,814	214,821
Hain Celestial Group, Inc.*	7,987	266,446
J&J Snack Foods Corp.	3,377	168,344
Sanderson Farms, Inc.	10,309	492,564
Seneca Foods Corp., Class A*	12,296	314,532
Snyders-Lance, Inc.	9,262	200,337
TreeHouse Foods, Inc.*	7,693	420,115
Total Food, Beverage & Tobacco		3,039,258
Health Care Equipment & Services—10.8%
Abaxis, Inc.*	970	26,433
Air Methods Corp.*	2,534	189,391
Align Technology, Inc.*	4,753	108,368
Almost Family, Inc.*	2,152	58,965
Amedisys, Inc.*	7,734	205,956
AMERIGROUP Corp.*	29,550	2,082,388
AMN Healthcare Services, Inc.*	24,284	202,043
Amsurg Corp., Class A*	8,071	210,895
Analogic Corp.	2,069	108,809
Bio-Reference Labs, Inc.*	2,452	51,247
Cantel Medical Corp.	2,746	73,895
Centene Corp.*	42,855	1,522,638
Chemed Corp.	4,704	308,206
Computer Programs & Systems, Inc.	789	50,086
CONMED Corp.*	6,792	193,436
Corvel Corp.*	1,697	79,589
Cross Country Healthcare, Inc.*	13,527	102,805
CryoLife, Inc.*	4,767	26,695
Cyberonics, Inc.*	1,252	34,993
Ensign Group, Inc.	6,512	197,900
Gentiva Health Services, Inc.*	13,626	283,830
Greatbatch, Inc.*	5,140	137,855
Haemonetics Corp.*	2,435	156,741
Hanger Orthopedic Group, Inc.*	8,853	216,633
Healthspring, Inc.*	25,261	1,164,785
Healthways, Inc.*	15,698	238,296
HMS Holdings Corp.*	1,100	84,557
ICU Medical, Inc.*	1,875	81,938

Investments	Shares	Value
Integra LifeSciences Holdings Corp.*	3,589	$171,590
Invacare Corp.	13,925	462,171
IPC The Hospitalist Co., Inc.*	2,371	109,896
Kensey Nash Corp.*	650	16,400
Landauer, Inc.	408	25,129
LCA-Vision, Inc.*	3,036	14,512
LHC Group, Inc.*	5,533	127,591
Magellan Health Services, Inc.*	15,142	828,873
Medcath Corp.*	9,720	132,095
Meridian Bioscience, Inc.	1,480	35,683
Merit Medical Systems, Inc.*	5,407	97,164
Molina Healthcare, Inc.*	55,925	1,516,686
MWI Veterinary Supply, Inc.*	4,386	354,257
Natus Medical, Inc.*	3,279	49,677
Neogen Corp.*	873	39,468
NuVasive, Inc.*	5,866	192,874
Omnicell, Inc.*	3,648	56,872
Palomar Medical Technologies, Inc.*	1,154	13,017
PharMerica Corp.*	37,840	482,838
PSS World Medical, Inc.*	21,915	613,839
Quality Systems, Inc.	1,058	92,363
SurModics, Inc.*	714	7,925
Symmetry Medical, Inc.*	8,660	77,680
West Pharmaceutical Services, Inc.	6,549	286,584
Zoll Medical Corp.*	2,792	158,195
Total Health Care Equipment & Services		14,162,752
Household & Personal Products—0.8%
Central Garden and Pet Co., Class A*	36,654	372,038
Inter Parfums, Inc.	13,716	315,880
Medifast, Inc.*	1,935	45,918
Prestige Brands Holdings, Inc.*	19,162	246,040
WD-40 Co.	1,911	74,605
Total Household & Personal Products		1,054,481
Insurance—2.7%
AMERISAFE, Inc.*	3,118	70,529
Delphi Financial Group, Inc., Class A	13,517	394,832
eHealth, Inc.*	2,139	28,577
Employers Holdings, Inc.	5,644	94,650
Horace Mann Educators Corp.	12,890	201,213
Infinity Property & Casualty Corp.	3,584	195,901
Meadowbrook Insurance Group, Inc.	61,495	609,416
National Financial Partners Corp.*	17,973	207,408
Navigators Group, Inc.*	3,534	166,098
Presidential Life Corp.	6,866	71,681
ProAssurance Corp.*	2,693	188,510
RLI Corp.	2,286	141,549
Safety Insurance Group, Inc.	3,080	129,483
Selective Insurance Group, Inc.	20,124	327,418
Stewart Information Services Corp.	33,969	340,709
Tower Group, Inc.	11,773	280,433
United Fire & Casualty Co.	6,112	106,165
Total Insurance		3,554,572
Materials—5.4%
A. Schulman, Inc.	14,483	364,827
A.M. Castle & Co.*	12,264	203,705
AMCOL International Corp.	6,210	236,974
American Vanguard Corp.	7,116	92,294
Arch Chemicals, Inc.	9,280	319,603

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2011

Investments	Shares	Value
Materials (continued)
Balchem Corp.	1,782	$78,016
Buckeye Technologies, Inc.	8,169	220,400
Calgon Carbon Corp.*	6,987	118,779
Century Aluminum Co.*	16,353	255,924
Clearwater Paper Corp.*	4,060	277,217
Deltic Timber Corp.	674	36,187
Eagle Materials, Inc.	4,108	114,490
H.B. Fuller Co.	14,709	359,194
Hawkins, Inc.	3,027	109,638
Haynes International, Inc.	1,827	113,146
Headwaters, Inc.*	7,307	22,871
Kaiser Aluminum Corp.	4,863	265,617
KapStone Paper and Packaging Corp.*	11,771	195,045
Koppers Holdings, Inc.	7,420	281,441
Kraton Performance Polymers, Inc.*	4,615	180,770
LSB Industries, Inc.*	5,488	235,545
Materion Corp.*	6,930	256,202
Myers Industries, Inc.	16,180	166,330
Neenah Paper, Inc.	7,836	166,750
Olympic Steel, Inc.	6,434	177,128
OM Group, Inc.*	6,904	280,579
PolyOne Corp.	46,410	717,963
Quaker Chemical Corp.	3,129	134,578
RTI International Metals, Inc.*	3,490	133,911
Schweitzer-Mauduit International, Inc.	3,012	169,124
Stepan Co.	4,485	317,986
STR Holdings, Inc.*	3,999	59,665
Texas Industries, Inc.	3,555	147,995
Wausau Paper Corp.*	24,193	163,061
Zep, Inc.	6,555	123,889
Total Materials		7,096,844
Media—1.1%
Arbitron, Inc.	2,333	96,423
E.W. Scripps Co., Class A*	18,608	179,939
Harte-Hanks, Inc.	7,003	56,864
Live Nation Entertainment, Inc.*	93,014	1,066,871
Total Media		1,400,097
Pharmaceuticals, Biotechnology & Life Sciences—1.7%
Affymetrix, Inc.*	16,559	131,313
Arqule, Inc.*	1,172	7,325
Cambrex Corp.*	9,030	41,719
Cubist Pharmaceuticals, Inc.*	6,957	250,382
Emergent Biosolutions, Inc.*	2,726	61,471
Enzo Biochem, Inc.*	4,461	18,959
eResearchTechnology, Inc.*	4,219	26,875
Hi-Tech Pharmacal Co., Inc.*	1,496	43,279
Kendle International, Inc.*	12,210	184,127
Medicines Co.*	28,760	474,828
Par Pharmaceutical Cos., Inc.*	6,594	217,470
Parexel International Corp.*	15,434	363,625
Questcor Pharmaceuticals, Inc.*	2,345	56,515
Regeneron Pharmaceuticals, Inc.*	3,283	186,179
Salix Pharmaceuticals Ltd.*	1,541	61,378
Savient Pharmaceuticals, Inc.*	3	22
Viropharma, Inc.*	5,620	103,970
Total Pharmaceuticals, Biotechnology & Life Sciences		2,229,437

Investments	Shares	Value
Real Estate—1.5%
Acadia Realty Trust(a)	1,949	$39,623
BioMed Realty Trust, Inc.(a)	4,837	93,064
Cedar Shopping Centers, Inc.(a)	6,446	33,197
Colonial Properties Trust(a)	4,720	96,288
DiamondRock Hospitality Co.(a)	12,413	133,191
EastGroup Properties, Inc.(a)	1,048	44,550
Entertainment Properties Trust(a)	1,582	73,879
Extra Space Storage, Inc.(a)	3,690	78,708
Forestar Group, Inc.*	1,399	22,986
Franklin Street Properties Corp.(a)	2,321	29,964
Getty Realty Corp.(a)	1,868	47,130
Healthcare Realty Trust, Inc.(a)	2,897	59,765
Home Properties, Inc.(a)	2,248	136,858
Inland Real Estate Corp.(a)	4,482	39,576
Kilroy Realty Corp.(a)	1,945	76,808
Kite Realty Group Trust(a)	4,581	22,813
LaSalle Hotel Properties(a)	5,486	144,501
Lexington Realty Trust(a)	10,053	91,784
LTC Properties, Inc.(a)	624	17,360
Medical Properties Trust, Inc.(a)	2,887	33,201
Mid-America Apartment Communities, Inc.(a)	1,550	104,578
National Retail Properties, Inc.(a)	2,015	49,388
Parkway Properties, Inc.(a)	3,395	57,919
Pennsylvania Real Estate Investment Trust(a)	7,638	119,917
Post Properties, Inc.(a)	1,984	80,868
PS Business Parks, Inc.(a)	1,271	70,032
Saul Centers, Inc.(a)	862	33,937
Sovran Self Storage, Inc.(a)	1,314	53,874
Tanger Factory Outlet Centers(a)	2,086	55,842
Universal Health Realty Income Trust(a)	292	11,674
Urstadt Biddle Properties, Inc., Class A(a)	1,001	18,128
Total Real Estate		1,971,403
Retailing—9.7%
Audiovox Corp., Class A*	15,728	118,904
Big 5 Sporting Goods Corp.	378	2,971
Blue Nile, Inc.*	1,418	62,364
Brown Shoe Co., Inc.	33,514	356,924
Buckle, Inc.	5,257	224,474
Cabela’s, Inc.*	27,858	756,345
Cato Corp., Class A	7,213	207,734
Childrens Place Retail Stores, Inc.*	7,376	328,158
Christopher & Banks Corp.	17,223	99,032
Coldwater Creek, Inc.*	100	140
Finish Line, Inc., Class A	14,511	310,535
Fred’s, Inc., Class A	30,752	443,751
Genesco, Inc.*	9,951	518,447
Group 1 Automotive, Inc.	29,894	1,231,035
Haverty Furniture Cos., Inc.	11,364	130,800
Hibbett Sports, Inc.*	3,746	152,500
HOT Topic, Inc.	28,928	215,224
HSN, Inc.*	23,131	761,473
JOS A. Bank Clothiers, Inc.*	4,395	219,794
Kirkland’s, Inc.*	7,005	84,200
Lithia Motors, Inc., Class A	35,760	701,969
Lumber Liquidators Holdings, Inc.*	6,064	154,026
MarineMax, Inc.*	14,879	130,340

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2011

Investments	Shares	Value
Retailing (continued)
Men’s Wearhouse, Inc.	18,683	$629,617
Midas, Inc.*	2,743	17,336
Monro Muffler Brake, Inc.	3,572	133,200
Nutrisystem, Inc.	2,702	37,990
OfficeMax, Inc.*	18,251	143,270
PEP Boys-Manny Moe & Jack	33,125	362,056
PetMed Express, Inc.	3,064	36,308
Rue21, Inc.*	4,050	131,625
Select Comfort Corp.*	775	13,935
Sonic Automotive, Inc., Class A	121,670	1,782,465
Stage Stores, Inc.	21,148	355,286
Stamps.com, Inc.	1,429	19,063
Stein Mart, Inc.	31,979	308,278
Tuesday Morning Corp.*	34,956	162,545
Vitamin Shoppe, Inc.*	13,650	624,624
Zale Corp.*	111,435	624,036
Zumiez, Inc.*	3,113	77,732
Total Retailing		12,670,506
Semiconductors & Semiconductor Equipment—4.5%
Advanced Energy Industries, Inc.*	7,141	105,615
ATMI, Inc.*	4,021	82,149
Brooks Automation, Inc.*	12,539	136,174
Cabot Microelectronics Corp.*	2,297	106,742
Ceva, Inc.*	432	13,159
Cirrus Logic, Inc.*	7,410	117,819
Cohu, Inc.	4,066	53,305
Cymer, Inc.*	2,574	127,439
Diodes, Inc.*	4,921	128,438
DSP Group, Inc.*	6,730	58,551
Entropic Communications, Inc.*	367,112	3,263,626
Exar Corp.*	4,050	25,637
FEI Co.*	5,526	211,038
Hittite Microwave Corp.*	924	57,205
Kopin Corp.*	6,530	30,756
Kulicke & Soffa Industries, Inc.*	19,188	213,754
Micrel, Inc.	4,892	51,757
Microsemi Corp.*	4,535	92,968
MKS Instruments, Inc.	8,377	221,320
Monolithic Power Systems, Inc.*	2,967	45,751
Nanometrics, Inc.*	2,743	52,090
Pericom Semiconductor Corp.*	2,841	25,399
Power Integrations, Inc.	1,666	64,024
Rudolph Technologies, Inc.*	4,847	51,911
Sigma Designs, Inc.*	3,061	23,386
Standard Microsystems Corp.*	2,186	59,000
Supertex, Inc.*	598	13,395
Tessera Technologies, Inc.*	3,115	53,391
TriQuint Semiconductor, Inc.*	15,855	161,562
Ultratech, Inc.*	1,408	42,775
Veeco Instruments, Inc.*	3,986	192,962
Volterra Semiconductor Corp.*	1,512	37,286
Total Semiconductors & Semiconductor Equipment		5,920,384
Software & Services—4.7%
Blackbaud, Inc.	2,634	73,014
Bottomline Technologies, Inc.*	1,714	42,353
CACI International, Inc., Class A*	13,398	845,146
Cardtronics, Inc.*	12,920	302,974

Investments	Shares	Value
Ciber, Inc.*	65,934	$365,934
CommVault Systems, Inc.*	1,996	88,722
comScore, Inc.*	1,590	41,181
CSG Systems International, Inc.*	6,292	116,276
DealerTrack Holdings, Inc.*	2,678	61,460
Ebix, Inc.*	818	15,583
EPIQ Systems, Inc.	3,994	56,795
Forrester Research, Inc.	1,766	58,207
Heartland Payment Systems, Inc.	26,396	543,758
iGate Corp.	2,762	45,076
Infospace, Inc.*	7,585	69,175
Integral Systems, Inc.*	4,078	49,629
Interactive Intelligence, Inc.*	1,255	43,988
j2 Global Communications, Inc.*	1,899	53,609
JDA Software Group, Inc.*	4,632	143,082
Liquidity Services, Inc.*	4,151	98,005
LivePerson, Inc.*	47,249	668,101
LogMeIn, Inc.*	449	17,318
Manhattan Associates, Inc.*	2,101	72,358
MAXIMUS, Inc.	2,967	245,460
MicroStrategy, Inc., Class A*	1,210	196,843
Monotype Imaging Holdings, Inc.*	6,436	90,941
NCI, Inc., Class A*	5,545	125,982
Netscout Systems, Inc.*	2,520	52,643
Perficient, Inc.*	4,078	41,840
Progress Software Corp.*	4,324	104,338
Radiant Systems, Inc.*	3,844	80,340
RightNow Technologies, Inc.*	1,665	53,946
Smith Micro Software, Inc.*	4	17
Sourcefire, Inc.*	1,151	34,208
Synchronoss Technologies, Inc.*	1,190	37,759
Take-Two Interactive Software, Inc.*	22,264	340,194
Taleo Corp., Class A*	1,645	60,914
TeleTech Holdings, Inc.*	12,195	257,071
THQ, Inc.*	12,050	43,621
Tyler Technologies, Inc.*	3,152	84,410
United Online, Inc.	32,743	197,440
Websense, Inc.*	3,522	91,466
Wright Express Corp.*	1,953	101,693
XO Group, Inc.*	2,479	24,666
Total Software & Services		6,137,536
Technology Hardware & Equipment—9.0%
Agilysys, Inc.*	27,446	228,900
Anixter International, Inc.	21,332	1,393,833
Arris Group, Inc.*	24,460	283,981
Avid Technology, Inc.*	8,766	165,152
Bel Fuse, Inc., Class B	2,731	59,235
Benchmark Electronics, Inc.*	32,320	533,280
Black Box Corp.	5,653	176,769
Blue Coat Systems, Inc.*	3,802	83,112
Brightpoint, Inc.*	88,904	721,012
Checkpoint Systems, Inc.*	9,501	169,878
Cognex Corp.	1,951	69,124
Comtech Telecommunications Corp.	5,333	149,537
CTS Corp.	11,619	112,356
Daktronics, Inc.	6,298	67,955
DG FastChannel, Inc.*	1,881	60,286
Digi International, Inc.*	3,858	50,154
DTS, Inc.*	488	19,788
Electro Scientific Industries, Inc.*	1,631	31,478

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Small Cap Fund

June 30, 2011

Investments	Shares	Value
Technology Hardware & Equipment (continued)
EMS Technologies, Inc.*	4,288	$141,375
FARO Technologies, Inc.*	1,441	63,116
Gerber Scientific, Inc.*	13,588	151,235
Harmonic, Inc.*	11,545	83,470
Insight Enterprises, Inc.*	81,093	1,436,157
Intermec, Inc.*	12,624	139,369
Intevac, Inc.*	3,282	33,509
Littelfuse, Inc.	2,914	171,110
LoJack Corp.*	5,201	22,676
Mercury Computer Systems, Inc.*	2,162	40,386
Methode Electronics, Inc.	6,636	77,044
MTS Systems Corp.	2,321	97,087
Netgear, Inc.*	5,963	260,702
Network Equipment Technologies, Inc.*	189	416
Newport Corp.*	6,112	111,055
Novatel Wireless, Inc.*	5,495	30,113
Oplink Communications, Inc.*	1,565	29,156
OSI Systems, Inc.*	3,848	165,464
Park Electrochemical Corp.	1,218	34,043
PC-Tel, Inc.*	2,462	15,954
Plexus Corp.*	15,568	541,922
Pulse Electronics Corp.	24,518	108,370
Radisys Corp.*	7,606	55,448
Rofin-Sinar Technologies, Inc.*	2,747	93,810
Rogers Corp.*	2,474	114,299
Scansource, Inc.*	14,409	540,049
Stratasys, Inc.*	771	25,983
Super Micro Computer, Inc.*	12,654	203,603
Symmetricom, Inc.*	7,640	44,541
Synaptics, Inc.*	3,751	96,551
SYNNEX Corp.*	63,690	2,018,973
Tekelec*	3,966	36,210
TTM Technologies, Inc.*	15,310	245,266
Viasat, Inc.*	3,509	151,834
Total Technology Hardware & Equipment		11,756,126
Telecommunication Services—0.5%
Atlantic Tele-Network, Inc.	3,398	130,347
Cbeyond, Inc.*	7,351	97,254
Cincinnati Bell, Inc.*	19,143	63,555
General Communication, Inc., Class A*	12,014	145,009

Investments	Shares	Value
Neutral Tandem, Inc.*	2,359	$41,094
NTELOS Holdings Corp.	6,577	134,302
USA Mobility, Inc.	3,015	46,009
Total Telecommunication Services		657,570
Transportation—1.7%
Allegiant Travel Co., Class A*	3,004	148,698
Arkansas Best Corp.	13,328	316,274
Forward Air Corp.	3,690	124,685
Heartland Express, Inc.	6,968	115,390
HUB Group, Inc., Class A*	11,682	439,944
Knight Transportation, Inc.	8,396	142,648
Old Dominion Freight Line, Inc.*	10,797	402,728
Skywest, Inc.	37,122	559,057
Total Transportation		2,249,424
Utilities—3.4%
Allete, Inc.	5,749	235,939
American States Water Co.	2,525	87,517
Avista Corp.	16,787	431,258
Central Vermont Public Service Corp.	3,671	132,707
CH Energy Group, Inc.	4,203	223,852
El Paso Electric Co.	7,544	243,671
Laclede Group, Inc.	10,959	414,579
New Jersey Resources Corp.	13,200	588,852
Northwest Natural Gas Co.	4,332	195,503
NorthWestern Corp.	9,227	305,506
Piedmont Natural Gas Co., Inc.	12,702	384,363
South Jersey Industries, Inc.	3,894	211,483
Southwest Gas Corp.	12,230	472,200
UIL Holdings Corp.	6,528	211,181
Unisource Energy Corp.	9,095	339,516
Total Utilities		4,478,127
Total Investments—99.8%
(Cost $109,593,165)		130,700,143
Other Assets in Excess of Liabilities—0.2%		316,725
Net Assets—100.0%		$131,016,868
*	Non-income producing security

(a)	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

RevenueShares Financials Sector Fund

June 30, 2011

Investments	Shares	Value
COMMON STOCKS—99.9%
Capital Markets—10.2%
Ameriprise Financial, Inc.	1,588	$91,596
Bank of New York Mellon Corp.	4,395	112,600
BlackRock, Inc., Class A	209	40,088
Charles Schwab Corp.	2,375	39,069
E*Trade Financial Corp.*	1,401	19,334
Federated Investors, Inc., Class B	340	8,105
Franklin Resources, Inc.	451	59,212
Goldman Sachs Group, Inc.	2,544	338,581
Invesco Ltd.	1,417	33,158
Janus Capital Group, Inc.	739	6,976
Legg Mason, Inc.	657	21,523
Morgan Stanley	12,483	287,234
Northern Trust Corp.	672	30,885
State Street Corp.	2,193	98,882
T. Rowe Price Group, Inc.	332	20,033
Total Capital Markets		1,207,276
Commercial Banks—14.3%
BB&T Corp.	3,812	102,314
Comerica, Inc.	604	20,880
Fifth Third Bancorp	4,604	58,701
First Horizon National Corp.	1,591	15,178
Huntington Bancshares, Inc.	4,429	29,054
KeyCorp	6,009	50,055
M&T Bank Corp.	425	37,379
Marshall & Ilsley Corp.	4,933	39,316
PNC Financial Services Group, Inc.	2,720	162,139
Regions Financial Corp.	11,488	71,226
SunTrust Banks, Inc.	3,312	85,450
U.S. Bancorp	7,187	183,340
Wells Fargo & Co.	28,885	810,513
Zions Bancorporation	1,172	28,140
Total Commercial Banks		1,693,685
Consumer Finance—5.8%
American Express Co.	5,825	301,152
Capital One Financial Corp.	4,019	207,662
Discover Financial Services	3,702	99,028
SLM Corp.	4,917	82,655
Total Consumer Finance		690,497
Diversified Financial Services—26.3%
Bank of America Corp.	101,669	1,114,292
Citigroup, Inc.	20,110	837,380
CME Group, Inc., Class A	89	25,952
IntercontinentalExchange, Inc.*	88	10,975
JPMorgan Chase & Co.	24,876	1,018,424
Leucadia National Corp.	401	13,674
Moody’s Corp.	656	25,158
NASDAQ OMX Group, Inc.*	1,298	32,839
NYSE Euronext	1,394	47,772
Total Diversified Financial Services		3,126,466
Insurance—39.9%
ACE Ltd.	2,395	157,639
Aflac, Inc.	3,298	153,951
Allstate Corp.	9,296	283,807

Investments	Shares	Value
American International Group, Inc.*	16,880	$494,922
AON Corp.	1,589	81,516
Assurant, Inc.	2,042	74,063
Berkshire Hathaway, Inc., Class B*	14,908	1,153,730
Chubb Corp.	2,056	128,726
Cincinnati Financial Corp.	1,135	33,119
Genworth Financial, Inc., Class A*	6,987	71,826
Hartford Financial Services Group, Inc.	8,186	215,865
Lincoln National Corp.	3,365	95,869
Loews Corp.	3,498	147,231
Marsh & McLennan Cos., Inc.	3,665	114,311
MetLife, Inc.	10,936	479,762
Principal Financial Group, Inc.	2,606	79,275
Progressive Corp.	6,612	141,365
Prudential Financial, Inc.	6,316	401,634
Torchmark Corp.	502	32,198
Travelers Cos., Inc.	4,198	245,079
Unum Group	3,877	98,786
XL Group PLC, Class A	2,703	59,412
Total Insurance		4,744,086
Paper & Forest Products—0.6%
Weyerhaeuser Co.(a)	3,259	71,242
Real Estate Investment Trusts—2.1%
Apartment Investment & Management Co., Class A(a)	430	10,978
AvalonBay Communities, Inc.(a)	81	10,401
Boston Properties, Inc.(a)	170	18,047
Equity Residential(a)	360	21,600
HCP, Inc.(a)	340	12,475
Health Care REIT, Inc.(a)	116	6,082
Host Hotels & Resorts, Inc.(a)	2,276	38,578
Kimco Realty Corp.(a)	513	9,562
Plum Creek Timber Co., Inc.(a)	258	10,459
ProLogis, Inc.(a)	311	11,146
Public Storage(a)	154	17,558
Simon Property Group, Inc.(a)	362	42,075
Ventas, Inc.(a)	178	9,383
Vornado Realty Trust(a)	313	29,165
Total Real Estate Investment Trusts		247,509
Real Estate Management & Development—0.5%
CB Richard Ellis Group, Inc., Class A*	2,170	54,489
Thrifts & Mortgage Finance—0.2%
Hudson City Bancorp, Inc.	2,220	18,182
People’s United Financial, Inc.	742	9,972
Total Thrifts & Mortgage Finance		28,154
Total Investments—99.9%
(Cost $13,271,421)		11,863,404
Other Assets in Excess of Liabilities—0.1%		16,823
Net Assets—100.0%		$11,880,227

* Non-income producing security

(a) Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

RevenueShares ADR Fund

June 30, 2011

Investments	Shares	Value
COMMON STOCKS—97.4%
Automobiles & Components—5.5%
Honda Motor Co. Ltd.(a)	29,107	$1,123,821
Magna International, Inc., Class A	5,700	308,028
Toyota Motor Corp.(a)	30,690	2,529,470
Total Automobiles & Components		3,961,319
Banks—12.4%
Banco Bilbao Vizcaya Argentaria SA(a)	28,118	330,105
Banco Bradesco SA(a)	41,381	847,897
Banco de Chile(a)	424	36,612
Banco Santander Chile(a)	485	45,498
Banco Santander SA(a)	58,135	669,134
Bank of Montreal	2,857	181,562
Bank of Nova Scotia	4,515	271,668
Barclays PLC(a)	45,576	748,814
Canadian Imperial Bank of Commerce	2,159	170,496
Credicorp Ltd.	375	32,287
HSBC Holdings PLC(a)	15,617	774,916
Itau Unibanco Holding SA(a)	30,566	719,829
Lloyds Banking Group PLC*(a)	273,264	852,584
Mitsubishi UFJ Financial Group, Inc.(a)	122,486	591,607
Mizuho Financial Group, Inc.(a)	101,325	332,346
National Bank of Greece SA(a)	58,491	83,642
Royal Bank of Canada	6,375	363,566
Royal Bank of Scotland Group PLC*(a)	55,933	696,366
Shinhan Financial Group Co., Ltd.(a)	319	30,608
Sumitomo Mitsui Financial Group, Inc.(a)	57,884	355,987
Toronto-Dominion Bank	3,497	296,895
Westpac Banking Corp.(a)	3,924	471,508
Total Banks		8,903,927
Capital Goods—3.1%
ABB Ltd.*(a)	14,792	383,852
Embraer SA(a)	2,028	62,422
Koninklijke Philips Electronics NV	15,348	394,137
Kubota Corp.(a)	2,689	119,714
Nidec Corp.(a)	3,310	77,322
Siemens AG(a)	8,578	1,179,732
Total Capital Goods		2,217,179
Consumer Durables & Apparel—2.9%
Gildan Activewear, Inc.	483	16,987
Luxottica Group SpA(a)	2,886	92,641
Panasonic Corp.(a)	83,516	1,022,236
Sony Corp.(a)	35,286	931,197
Total Consumer Durables & Apparel		2,063,061
Consumer Services—0.3%
Carnival PLC(a)	4,312	167,478
Intercontinental Hotels Group PLC(a)	943	19,492
Tim Hortons, Inc.	612	29,872
Total Consumer Services		216,842

Investments	Shares	Value
Diversified Financials—5.4%
Credit Suisse Group AG(a)	14,203	$554,201
Deutsche Bank AG	12,395	734,280
ING Groep NV*(a)	146,215	1,808,680
Nomura Holdings, Inc.(a)	33,645	165,870
ORIX Corp.(a)	1,063	51,970
UBS AG*	28,647	523,094
Total Diversified Financials		3,838,095
Energy—31.6%
BP PLC(a)	81,943	3,629,256
Cameco Corp.	928	24,453
Canadian Natural Resources Ltd.	3,580	149,859
Cenovus Energy, Inc.	4,233	159,415
China Petroleum & Chemical Corp.(a)	31,544	3,199,823
CNOOC Ltd.(a)	1,326	312,843
Enbridge, Inc.	5,595	181,614
Encana Corp.	2,477	76,267
Enerplus Corp.	389	12,292
ENI SpA(a)	33,977	1,615,606
Imperial Oil Ltd.	6,099	284,152
Nexen, Inc.	3,408	76,680
Penn West Petroleum Ltd.	1,268	29,265
PetroChina Co. Ltd.(a)	18,575	2,712,507
Petroleo Brasileiro SA, Class A(a)	48,183	1,478,254
Royal Dutch Shell PLC, Class A(a)	32,198	2,290,244
Royal Dutch Shell PLC, Class B(a)	32,052	2,299,731
Statoil ASA(a)	42,862	1,090,838
Suncor Energy, Inc.*	10,849	424,196
Talisman Energy, Inc.	4,218	86,427
Tenaris SA(a)	2,138	97,771
Total SA(a)	40,535	2,344,544
TransCanada Corp.	2,146	94,081
Total Energy		22,670,118
Food & Staples Retailing—0.4%
Delhaize Group SA(a)	4,243	319,752
Food, Beverage & Tobacco—2.6%
Anheuser-Busch InBev NV(a)	7,365	427,244
BRF - Brasil Foods SA(a)	9,231	159,973
British American Tobacco PLC(a)	2,994	263,472
Diageo PLC(a)	2,111	172,828
Fomento Economico Mexicano SAB de CV(a)	2,472	164,363
Unilever NV	10,225	335,891
Unilever PLC(a)	10,327	334,491
Total Food, Beverage & Tobacco		1,858,262
Health Care Equipment & Services—0.3%
Fresenius Medical Care AG & Co. KGaA(a)	1,870	139,689
Smith & Nephew PLC(a)	873	47,282
Total Health Care Equipment & Services		186,971
Insurance—5.0%
Aegon NV, Class G*	75,987	516,712
Aviva PLC(a)	63,811	908,030
China Life Insurance Co. Ltd.(a)	12,621	654,273

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares ADR Fund

June 30, 2011

Investments	Shares	Value
Insurance (continued)
Manulife Financial Corp.	23,125	$408,387
Prudential PLC(a)	37,525	867,953
Sun Life Financial, Inc.	8,723	262,388
Total Insurance		3,617,743
Materials—5.8%
Agnico-Eagle Mines Ltd.	275	17,361
Agrium, Inc.	1,532	134,448
ArcelorMittal	28,196	980,093
Barrick Gold Corp.	2,970	134,511
BHP Billiton Ltd.(a)	3,911	370,098
BHP Billiton PLC(a)	4,729	370,896
Cemex SAB de CV*(a)	19,855	170,753
Cia de Minas Buenaventura SA(a)	384	14,584
Cia Siderurgica Nacional SA(a)	8,190	102,047
CRH PLC(a)	12,503	281,568
Eldorado Gold Corp.	657	9,684
Fibria Celulose SA(a)	3,276	43,211
Gerdau SA(a)	21,639	227,642
Goldcorp, Inc.	1,022	49,332
IAMGOLD Corp.	849	15,927
Kinross Gold Corp.	2,416	38,173
POSCO(a)	3,235	351,386
Potash Corp. of Saskatchewan, Inc., Class W	1,373	78,247
Rio Tinto PLC(a)	5,410	391,251
Sociedad Quimica y Minera de Chile SA(a)	350	22,652
Southern Copper Corp.	1,998	65,674
Syngenta AG(a)	2,013	135,998
Teck Resources Ltd., Class B	2,323	117,869
Yamana Gold, Inc.	1,795	20,876
Total Materials		4,144,281
Media—0.7%
Grupo Televisa SA(a)	2,208	54,317
Pearson PLC(a)	5,391	102,483
Shaw Communications, Inc., Class B	1,990	45,431
Thomson Reuters Corp.	4,068	152,794
WPP PLC(a)	2,709	169,990
Total Media		525,015
Pharmaceuticals, Biotechnology & Life Sciences—3.1%
AstraZeneca PLC(a)	7,602	380,632
Elan Corp. PLC*(a)	1,294	14,713
GlaxoSmithKline PLC(a)	11,678	500,986
Novartis AG(a)	9,857	602,361
Novo Nordisk A/S(a)	1,047	131,168
QIAGEN NV*	654	12,439
Sanofi(a)	12,098	485,977
Shire PLC(a)	443	41,735
Valeant Pharmaceuticals International, Inc.	335	17,407
Total Pharmaceuticals, Biotechnology & Life Sciences		2,187,418
Real Estate—0.2%
Brookfield Asset Management, Inc., Class A	5,192	172,219

Investments	Shares	Value
Semiconductors & Semiconductor Equipment—0.6%
Advantest Corp.(a)	473	$8,722
ARM Holdings PLC(a)	265	7,534
ASML Holding NV, Class G	2,136	78,947
STMicroelectronics NV, Class Y	12,510	124,600
Taiwan Semiconductor Manufacturing Co. Ltd.(a)	12,186	153,665
United Microelectronics Corp.(a)	17,973	46,011
Total Semiconductors & Semiconductor Equipment		419,479
Software & Services—0.3%
SAP AG(a)	3,269	198,265
Technology Hardware & Equipment—4.8%
Alcatel-Lucent*(a)	44,934	259,269
AU Optronics Corp.*(a)	22,874	157,373
Canon, Inc.(a)	10,659	507,262
Hitachi Ltd.(a)	19,867	1,183,279
Kyocera Corp.(a)	1,415	144,924
Nokia OYJ(a)	106,396	683,062
Research In Motion Ltd.*	6,261	180,630
Telefonaktiebolaget LM Ericsson(a)	24,654	354,525
Total Technology Hardware & Equipment		3,470,324
Telecommunication Services—9.6%
America Movil SAB de CV, Series R(a)	11,627	626,463
BCE, Inc.	5,183	203,640
BT Group PLC(a)	11,462	374,807
China Mobile Ltd.(a)	17,310	809,762
Chunghwa Telecom Co. Ltd.(a)	2,027	70,033
France Telecom SA(a)	33,163	706,040
Nippon Telegraph & Telephone Corp.(a)	53,512	1,293,920
NTT DoCoMo, Inc.(a)	30,241	541,616
Portugal Telecom SGPS SA(a)	7,112	69,982
Rogers Communications, Inc., Class B	3,613	142,786
Tele Norte Leste Participacoes SA(a)	12,281	190,847
Telecom Italia SpA(a)	32,519	452,014
Telefonica SA(a)	17,003	416,404
Telefonos de Mexico SAB de CV(a)	6,312	104,148
TELUS Corp., Class A	2,159	113,563
Vodafone Group PLC(a)	30,071	803,497
Total Telecommunication Services		6,919,522
Transportation—0.4%
Canadian National Railway Co.	1,225	97,878
Canadian Pacific Railway Ltd.	931	58,020
Lan Airlines SA(a)	1,921	54,787
Ryanair Holdings PLC(a)	1,630	47,824
Total Transportation		258,509
Utilities—2.4%
Centrais Eletricas Brasileiras SA, Class C(a)	15,326	206,901
Cia Energetica de Minas Gerais(a)	3,971	81,962
Empresa Nacional de Electricidad SA(a)	980	55,968
Enersis SA(a)	6,673	154,146
Korea Electric Power Corp.*(a)	30,012	398,259
National Grid PLC(a)	5,216	257,827

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares ADR Fund

June 30, 2011

Investments	Shares	Value
Utilities (continued)
TransAlta Corp.	1,544	$32,980
Veolia Environnement SA(a)	19,057	540,075
Total Utilities		1,728,118
Total Common Stocks
(Cost $63,373,516)		69,876,419
PREFERRED STOCKS—1.2%
Food, Beverage & Tobacco—0.2%
Cia de Bebidas das Americas(a)	5,170	174,384
Materials—0.9%
Vale SA, Class B(a)	21,351	618,325
Utilities—0.1%
Cia Paranaense de Energia-Copel Preference B(a)	1,563	42,451
Total Preferred Stocks
(Cost $729,928)		835,160
Total Investments—98.6%
(Cost $64,103,444)		70,711,579
Other Assets in Excess of Liabilities—1.4%		1,004,918
Net Assets—100.0%		$71,716,497

Country	Value	% of Net Assets
Australia	$841,606	1.2%
Belgium	746,996	1.0
Brazil	4,956,145	6.9
Canada	5,589,532	7.8
Chile	369,663	0.5
China	3,366,780	4.7
Denmark	131,168	0.2
Finland	683,062	1.0
France	4,335,905	6.1
Germany	2,251,966	3.1
Greece	83,642	0.1
Hong Kong	4,322,428	6.0
Ireland	385,840	0.5
Italy	2,160,261	3.0
Japan	10,981,263	15.3
Jersey Islands	169,990	0.2
Luxembourg	1,077,864	1.5
Mexico	1,120,044	1.6
Netherlands	7,736,781	10.8
Norway	1,090,838	1.5
Peru	46,871	0.1
Portugal	69,982	0.1
South Korea	780,253	1.1
Spain	1,415,643	2.0
Sweden	354,525	0.5
Switzerland	2,324,106	3.2
Taiwan	427,082	0.6
United Kingdom	12,672,875	17.7
United States	218,468	0.3
Total Investments	70,711,579	98 .6
Other Assets in Excess
of Liabilities	1,004,918	1.4
Net Assets	$71,716,497	100.0%

(a) American Depositary Receipt

* Non-income producing security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

RevenueShares Navellier Overall A-100 Fund

June 30, 2011

Investments	Shares	Value
COMMON STOCKS—91.4%
Automobiles & Components—3.7%
BorgWarner, Inc.*	4,814	$388,923
Banks—3.5%
Banco de Chile(a)	2,741	236,686
Corpbanca(a)	1,277	30,520
Grupo Financiero Galicia SA(a)	7,089	95,985
Total Banks		363,191
Capital Goods—10.2%
AMETEK, Inc.	2,134	95,817
Blount International, Inc.*	794	13,871
Caterpillar, Inc.	6,590	701,572
Coleman Cable, Inc.*	1,131	16,614
Colfax Corp.*	492	12,202
Hurco Cos., Inc.*	77	2,480
Sauer-Danfoss, Inc.*	3,713	187,098
Twin Disc, Inc.	1,026	39,634
Total Capital Goods		1,069,288
Commercial & Professional Services—1.0%
51job, Inc.*(a)	354	19,870
Acacia Research - Acacia Technologies*	987	36,213
AT Cross Co., Class A*	2,772	31,573
Food Technology Service, Inc.*	4,049	20,569
Total Commercial & Professional Services		108,225
Consumer Durables & Apparel—5.4%
CROCS, Inc.*	690	17,767
Fossil, Inc.*	1,847	217,429
Lululemon Athletica, Inc.*	713	79,728
Polaris Industries, Inc.	1,745	193,992
Under Armour, Inc., Class A*	740	57,209
Total Consumer Durables & Apparel		566,125
Consumer Services—2.7%
BJ’s Restaurants, Inc.*	221	11,572
Chipotle Mexican Grill, Inc., Class A*	260	80,129
Krispy Kreme Doughnuts, Inc.*	841	7,998
Tim Hortons, Inc.	1,962	95,765
Town Sports International
Holdings, Inc.*	1,442	10,974
Weight Watchers International, Inc.	950	71,696
Total Consumer Services		278,134
Diversified Financials—2.1%
Credit Acceptance Corp.*	123	10,390
Discover Financial Services	6,879	184,013
First Cash Financial Services, Inc.*	234	9,826
Nicholas Financial, Inc.*	1,572	18,675
Total Diversified Financials		222,904
Energy—5.3%
CARBO Ceramics, Inc.	67	10,918
CVR Energy, Inc.*	3,772	92,866
HollyFrontier Corp.*	4,763	330,552
OYO Geospace Corp.*	261	26,100
RPC, Inc.	3,709	91,019
Total Energy		551,455

Investments	Shares	Value
Food, Beverage & Tobacco—2.9%
B&G Foods, Inc., Class A	1,574	$32,456
Darling International, Inc.*	878	15,541
Diamond Foods, Inc.	200	15,268
Green Mountain Coffee Roasters, Inc.*	342	30,527
Hansen Natural Corp.*	365	29,547
Hormel Foods Corp.	5,414	161,391
Omega Protein Corp.*	1,459	20,134
Total Food, Beverage & Tobacco		304,864
Health Care Equipment & Services—13.5%
Air Methods Corp.*	477	35,651
AMERIGROUP Corp.*	2,996	211,128
Computer Programs & Systems, Inc.	57	3,619
Cooper Cos., Inc.	793	62,837
Coventry Health Care, Inc.*	7,075	258,025
Ensign Group, Inc.	471	14,314
Healthspring, Inc.*	1,512	69,718
Humana, Inc.	9,208	741,612
Medidata Solutions, Inc.*	1,018	24,300
Total Health Care Equipment & Services		1,421,204
Household & Personal Products—4.6%
Estee Lauder Cos., Inc., Class A	1,657	174,300
Herbalife Ltd.	5,365	309,238
Total Household & Personal Products		483,538
Insurance—0.2%
Amtrust Financial Services, Inc.	990	22,552
Materials—6.9%
Ball Corp.	4,466	171,762
CF Industries Holdings, Inc.	592	83,869
Fuwei Films Holdings Co. Ltd.*	5,522	16,566
Innospec, Inc.*	2,860	96,125
Kronos Worldwide, Inc.	4,554	143,223
LSB Industries, Inc.*	895	38,414
TPC Group, Inc.*	4,338	170,136
Total Materials		720,095
Media—0.4%
Liberty Media Corp. - Capital, Series A*	530	45,448
Pharmaceuticals, Biotechnology & Life Sciences—5.1%
Akorn, Inc.*	3,254	22,778
Columbia Laboratories, Inc.*	9,781	30,223
Forest Laboratories, Inc.*	2,460	96,777
Illumina, Inc.*	1,087	81,688
Jazz Pharmaceuticals, Inc.*	683	22,778
Medicines Co.*	2,016	33,284
Perrigo Co.	2,836	249,199
Total Pharmaceuticals, Biotechnology & Life Sciences		536,727
Real Estate—0.3%
American Capital Agency Corp. (b)	945	27,509
Retailing—5.3%
Dollar Tree, Inc.*	7,121	474,401
Netflix, Inc.*	331	86,950
Total Retailing		561,351

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — continued

RevenueShares Navellier Overall A-100 Fund

June 30, 2011
Investments	Shares	Value
Semiconductors & Semiconductor Equipment—1.3%
Amtech Systems, Inc.*	770	$15,893
Atmel Corp.*	8,531	120,031
Ceva, Inc.*	37	1,127
Total Semiconductors &
Semiconductor Equipment		137,051
Software & Services—2.1%
Broadsoft, Inc.*	59	2,250
Bsquare Corp.*	2,708	16,979
Cimatron Ltd.	6,963	23,883
Easylink Services International Corp.,
Class A*	335	1,956
Fundtech Ltd.	164	3,274
Informatica Corp.*	251	14,666
Keynote Systems, Inc.	91	1,968
NIC, Inc.	276	3,715
Opnet Technologies, Inc.	885	36,232
Travelzoo, Inc.*	402	25,985
VeriFone Systems, Inc.*	1,945	86,261
Total Software & Services		217,169
Technology Hardware & Equipment—2.2%
IPG Photonics Corp.*	392	28,502
Kemet Corp.*	5,431	77,609
Loral Space & Communications, Inc.*	630	43,766
Riverbed Technology, Inc.*	815	32,266
Silicom Ltd.*	893	17,815
Westell Technologies, Inc., Class A*	9,341	33,348
Total Technology Hardware & Equipment		233,306

Investments	Shares	Value
Telecommunication Services—7.1%
BT Group PLC(a)	22,791	$745,266
Transportation—3.3%
Lan Airlines SA(a)	9,756	278,241
Old Dominion Freight Line, Inc.*	1,852	69,080
Total Transportation		347,321
Utilities—2.3%
CPFL Energia SA(a)	2,720	236,368
Total Common Stocks
(Cost $8,751,182)		9,588,014
PREFERRED STOCKS—8.9%
Food, Beverage & Tobacco—5.7%
Cia de Bebidas das Americas(a)	17,797	600,293
Materials—3.2%
Braskem SA(a)	11,678	339,596
Total Preferred Stocks
(Cost $838,982)		939,889
Total Investments—100.3%
(Cost $9,590,164)		10,527,903
Liabilities in Excess of Other Assets—(0.3)%		(31,975)
Net Assets—100.0%		$10,495,928

* Non-income producing security

(a) American Depositary Receipt

(b) Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

June 30, 2011

	RevenueShares Large Cap Fund	RevenueShares Mid Cap Fund	RevenueShares Small Cap Fund	RevenueShares Financials Sector Fund	RevenueShares ADR Fund	RevenueShares Navellier Overall A-100 Fund
ASSETS:
Investments at value
(Note 5)	$200,365,287	$144,110,619	$130,700,143	$11,863,404	$70,711,579	$10,527,903
Cash	879,969	74,189	319,691	36,472	223,132	3,726
Receivables:
Expense reimbursement
due from Advisor	—	—	—	1,666	—	3,976
Dividends	236,659	83,903	86,498	10,468	329,116	2,781
Capital shares sold	—	5,684	3,446,471	—	—	—
Securities sold	63,307	1,896,394	184,090	—	3,538,125	3,872,661
Prepaid expenses	7,059	6,664	6,573	5,777	6,053	3,154
Total Assets	201,552,281	146,177,453	134,743,466	11,917,787	74,808,005	14,414,201
LIABILITIES:
Payables:
Investment securities
purchased	63,647	1,813,928	3,475,451	—	3,021,537	3,881,193
Capital shares redeemed	—	—	123,716	—	—	—
Advisory fees (Note 3)	36,966	26,577	21,260	—	5,951	—
Principal Financial &
Compliance Officer fees	2,012	2,895	3,865	1,964	2,018	1,323
Trustee fees	1,999	1,651	1,506	312	3	127
Other accrued expenses	147,081	97,889	100,800	35,284	61,999	35,630
Total Liabilities	251,705	1,942,940	3,726,598	37,560	3,091,508	3,918,273
NET ASSETS	$201,300,576	$144,234,513	$131,016,868	$11,880,227	$71,716,497	$10,495,928
NET ASSETS CONSIST OF:
Paid-in capital	$176,597,436	$116,096,732	$110,746,850	$13,617,383	$65,363,867	$9,445,944
Undistributed net
investment income (loss)	786,517	188,715	80,481	27,776	773,393	2,854
Accumulated net realized
gain (loss) on investments	(3,776,621)	(312,141)	(917,441)	(356,915)	(1,028,898)	109,391
Net unrealized appreciation
(depreciation) on
investments	27,693,244	28,261,207	21,106,978	(1,408,017)	6,608,135	937,739
NET ASSETS	$201,300,576	$144,234,513	$131,016,868	$11,880,227	$71,716,497	$10,495,928

Shares outstanding
(unlimited number of
shares of beneficial
interest authorized,
without par value)	8,051,400	4,551,400	3,801,400	400,000	1,800,000	250,000
Net asset value, per share	$25.00	$31.69	$34.47	$29.70	$39.84	$41.98
Investments at cost	$172,672,043	$115,849,412	$109,593,165	$13,271,421	$64,103,444	$9,590,164

The accompanying notes are an integral part of these financial statements.

Statements of Operations

Year Ended June 30, 2011

	RevenueShares Large Cap Fund	RevenueShares Mid Cap Fund	RevenueShares Small Cap Fund	RevenueShares Financials Sector Fund	RevenueShares ADR Fund	RevenueShares Navellier Overall A-100 Fund
INVESTMENT INCOME:
Dividend income	$4,078,542	$1,511,414	$1,198,581	$425,032	$2,068,247	$169,335
Foreign withholding tax	(122)	—	—	(121)	(216,831)	(7,244)

Total Income	4,078,420	1,511,414	1,198,581	424,911	1,851,416	162,091
EXPENSES:
Advisory fees (Note 3)	844,836	658,121	612,323	95,107	365,749	58,461
BNY Fund Services fees	315,713	253,198	249,778	45,572	138,987	31,322
Professional fees	86,265	62,972	65,288	29,235	38,710	24,846
Compliance fees	29,777	24,270	24,160	11,452	15,490	9,272
Principal Financial Officer fees	24,821	20,231	20,139	9,546	12,911	7,729
Printing and Postage	34,033	27,654	29,526	7,890	11,419	5,115
Trustees fees	6,249	4,398	4,050	919	1,150	250
NYSE Listing Fees	5,687	5,748	5,751	10,874	10,561	10,913
Registration fees	4,501	1,599	—	—	1,599	—
Other expense	11,041	11,101	11,204	7,630	8,771	7,504

Total Expenses	1,362,923	1,069,292	1,022,219	218,225	605,347	155,412

Less expense waivers and
reimbursements (Note 3)	(443,046)	(358,521)	(360,910)	(114,664)	(306,652)	(96,951)

Net Expenses	919,877	710,771	661,309	103,561	298,695	58,461

Net Investment Income	3,158,543	800,643	537,272	321,350	1,552,721	103,630
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
investments	(263,996)	1,744,034	1,113,571	(277,647)	(187,345)	1,394,359
Net realized gain (loss) on
in-kind redemptions	7,299,277	7,378,430	12,542,957	1,399,589	1,133,957	1,531,050

Total net realized gain (loss)	7,035,281	9,122,464	13,656,528	1,121,942	946,612	2,925,409
Net change in unrealized
appreciation (depreciation)
on investments	35,293,707	29,195,993	21,053,552	18,835	12,828,518	515,010

Net realized and unrealized
gain (loss) on investments	42,328,988	38,318,457	34,710,080	1,140,777	13,775,130	3,440,419
Net Increase (Decrease) in
Net Assets Resulting
From Operations	$45,487,531	$39,119,100	$35,247,352	$1,462,127	$15,327,851	$3,544,049

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	RevenueShares Large Cap Fund		RevenueShares Mid Cap Fund		RevenueShares Small Cap Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
OPERATIONS:
Net investment income	$3,158,543	$1,485,899	$800,643	$556,812	$537,272	$199,497
Net realized gain (loss) on
investments	7,035,281	6,492,330	9,122,464	6,947,066	13,656,528	6,908,858
Net change in unrealized
appreciation (depreciation)
on investments	35,293,707	(2,698,739)	29,195,993	(2,022,385)	21,053,552	(2,202,031)
Net increase (decrease) in
net assets resulting from
operations	45,487,531	5,279,490	39,119,100	5,481,493	35,247,352	4,906,324
DISTRIBUTION TO
SHAREHOLDERS FROM:
Net investment income	(2,871,609)	(1,170,367)	(762,231)	(447,496)	(543,364)	(135,857)
Realized gains	—	—	—	—	—	—
Total distributions to
shareholders	(2,871,609)	(1,170,367)	(762,231)	(447,496)	(543,364)	(135,857)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	48,640,531	105,841,236	30,030,204	84,452,205	27,782,757	93,864,879
Cost of shares redeemed	(28,676,563)	(24,462,877)	(24,422,486)	(19,382,638)	(40,788,847)	(21,415,558)
Net increase (decrease) in
net assets resulting from
shareholder transactions	19,963,968	81,378,359	5,607,718	65,069,567	(13,006,090)	72,449,321
Increase (Decrease) in
net assets	62,579,890	85,487,482	43,964,587	70,103,564	21,697,898	77,219,788
NET ASSETS:
Beginning of period	138,720,686	53,233,204	100,269,926	30,166,362	109,318,970	32,099,182
End of period	$201,300,576	$138,720,686	$144,234,513	$100,269,926	$131,016,868	$109,318,970
Undistributed net investment
income (loss) included in
net assets at end of period	$786,517	$499,583	$188,715	$150,303	$80,481	$86,573
CHANGES IN SHARES
OUTSTANDING:
Shares outstanding, beginning
of period	7,151,400	3,201,400	4,351,400	1,601,400	4,301,400	1,601,400
Shares sold	2,150,000	5,150,000	1,050,000	3,550,000	850,000	3,550,000
Shares redeemed	(1,250,000)	(1,200,000)	(850,000)	(800,000)	(1,350,000)	(850,000)
Shares outstanding, end
of period	8,051,400	7,151,400	4,551,400	4,351,400	3,801,400	4,301,400

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets — concluded

	RevenueShares Financials Sector Fund		RevenueShares ADR Fund		RevenueShares Navellier Overall A-100 Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
OPERATIONS:
Net investment income	$321,350	$71,095	$1,552,721	$1,007,996	$103,630	$35,103
Net realized gain (loss) on
investments	1,121,942	1,142,697	946,612	618,236	2,925,409	873,823
Net change in unrealized
appreciation (depreciation)
on investments	18,835	(1,905,053)	12,828,518	(6,725,823)	515,010	56,346

Net increase (decrease) in
net assets resulting from
operations	1,462,127	(691,261)	15,327,851	(5,099,591)	3,544,049	965,272
DISTRIBUTION TO
SHAREHOLDERS FROM:
Net investment income	(309,165)	(63,988)	(1,346,857)	(507,284)	(111,815)	(25,431)
Realized gains	—	—	—	(150,700)	—	(192,120)

Total distributions to
shareholders	(309,165)	(63,988)	(1,346,857)	(657,984)	(111,815)	(217,551)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,124,104	22,490,648	15,646,588	54,509,225	7,050,083	17,164,040
Cost of shares redeemed	(16,968,366)	(2,754,245)	(5,552,019)	(8,632,651)	(10,374,496)	(13,027,298)

Net increase (decrease) in
net assets resulting from
shareholder transactions	(13,844,262)	19,736,403	10,094,569	45,876,574	(3,324,413)	4,136,742

Increase (Decrease) in
net assets	(12,691,300)	18,981,154	24,075,563	40,118,999	107,821	4,884,463
NET ASSETS:
Beginning of period	24,571,527	5,590,373	47,640,934	7,521,935	10,388,107	5,503,644

End of period	$11,880,227	$24,571,527	$71,716,497	$47,640,934	$10,495,928	$10,388,107

Undistributed net investment
income (loss) included in
net assets at end of period	$27,776	$15,591	$773,393	$564,550	$2,854	$11,039
CHANGES IN SHARES
OUTSTANDING:
Shares outstanding, beginning
of period	900,000	250,000	1,550,000	250,000	350,000	200,000
Shares sold	100,000	750,000	400,000	1,550,000	200,000	550,000
Shares redeemed	(600,000)	(100,000)	(150,000)	(250,000)	(300,000)	(400,000)

Shares outstanding, end
of period	400,000	900,000	1,800,000	1,550,000	250,000	350,000

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	RevenueShares Large Cap Fund					RevenueShares Mid Cap Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009[2]	For the Period February 22, 2008[1] Through June 30, 2008[2]	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009[2]	For the Period February 22, 2008[1] Through June 30, 2008[2]
Per Share Operating Performance:
Net asset value, beginning
of period	$19.40	$16.63	$22.87	$25.00	$23.04	$18.84	$24.17	$25.00

Net investment income[3]	0.39	0.29	0.33	0.15	0.18	0.17	0.18	0.08
Net realized and unrealized
gain (loss) on investments	5.57	2.74	(6.34)	(2.23)	8.64	4.18	(5.36)	(0.84)

Total gain (loss) from
investment operations	5.96	3.03	(6.01)	(2.08)	8.82	4.35	(5.18)	(0.76)
Less Distributions from:
Net investment income	(0.36)	(0.26)	(0.23)	(0.05)	(0.17)	(0.15)	(0.15)	(0.07)
Realized gains	—	—	—	—	—	—	—	—
Total distributions	(0.36)	(0.26)	(0.23)	(0.05)	(0.17)	(0.15)	(0.15)	(0.07)
Net asset value, end of
period	$25.00	$19.40	$16.63	$22.87	$31.69	$23.04	$18.84	$24.17
Total Return at Net Asset Value[4]	30.97%	18.21%	(26.27)%	(8.31)%	38.40%	23.07%	(21.39)%	(3.02)%
Total Return at Market Value[4]	30.94%	17.99%	(26.52)%	(8.19)%	38.42%	22.86%	(21.71)%	(2.44)%
Ratios/Supplemental Data:
Net assets, end of period
(000’s omitted)	$201,301	$138,721	$53,233	$32,048	$144,235	$100,270	$30,166	$4,869
Ratio to average net assets of:
Expenses, net of expense
waivers and
reimbursements	0.49%	0.49%	0.49%	0.49%[5]	0.54%	0.54%	0.54%	0.54%[5]
Expenses, prior to expense
waivers and
reimbursements	0.73%	0.85%	1.89%	2.32%[5]	0.81%	0.89%	2.02%	4.93%[5]
Net investment income,
net of waivers and
reimbursements	1.68%	1.44%	2.05%	1.87%[5]	0.61%	0.71%	1.12%	0.89%[5]
Portfolio turnover rate[6]	12.73%	6.72%	23.67%	0.88%	38.03%	14.51%	35.25%	1.07%

1	Commencement of operations.

2	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.

3	Based on average daily shares outstanding.

4

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.

5	Annualized for periods less than one year.

6	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Financial highlights — continued

	RevenueShares Small Cap Fund				RevenueShares Financials Sector Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009[2]	For the Period February 22, 2008[1] Through June 30, 2008[2]	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period November 10, 2008[1] Through June 30, 2009
Per Share Operating Performance:
Net asset value, beginning
of period	$25.41	$20.04	$23.35	$25.00	$27.30	$22.36	$25.00
Net investment income[3]	0.14	0.07	0.11	0.08	0.46	0.15	0.19
Net realized and unrealized
gain (loss) on investments	9.06	5.35	(3.32)	(1.67)	2.41	4.96	(2.69)
Total gain (loss) from
investment operations	9.20	5.42	(3.21)	(1.59)	2.87	5.11	(2.50)
Less Distributions from:
Net investment income	(0.14)	(0.05)	(0.10)	(0.06)	(0.47)	(0.17)	(0.14)
Realized gains	—	—	—	—	—	—	—
Total distributions	(0.14)	(0.05)	(0.10)	(0.06)	(0.47)	(0.17)	(0.14)
Net asset value, end
of period	$34.47	$25.41	$20.04	$23.35	$29.70	$27.30	$22.36
Total Return at Net Asset Value[4]	36.26%	27.07%	(13.67)%	(6.36)%	10.40%	22.87%	(9.87)%
Total Return at Market Value[4]	36.10%	26.88%	(13.67)%	(6.10)%	10.29%	23.00%	(10.03)%
Ratios/Supplemental Data:
Net assets, end of period
(000’s omitted)	$131,017	$109,319	$32,099	$4,702	$11,880	$24,572	$5,590
Ratio to average net assets of:
Expenses, net of
expense waivers	0.54%	0.54%	0.54%	0.54%[5]	0.49%	0.49%	0.49%[5]
Expenses, prior to
expense waivers	0.83%	0.89%	2.20%	5.03%[5]	1.03%	1.11%	3.14%[5]
Net investment income,
net of waivers	0.44%	0.25%	0.62%	0.85%[5]	1.52%	0.51%	1.60%[5]
Portfolio turnover rate[6]	33.72%	16.33%	32.38%	6.44%	15.99%	1.76%	19.26%

1	Commencement of operations.

2	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.

3	Based on average daily shares outstanding.

4

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.

5	Annualized for periods less than one year.

6	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — concluded

	RevenueShares ADR Fund			RevenueShares Navellier Overall A-100 Fund
	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period November 18, 2008[1] Through June 30, 2009	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period January 21, 2009[1] Through June 30, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$30.74	$30.09	$25.00	$29.68	$27.52	$25.00
Net investment income[3]	0.96	1.07	0.58	0.39	0.10	0.09
Net realized and unrealized
gain (loss) on investments	9.01	0.40	4.68	12.32	2.61	2.52
Total gain (loss) from
investment operations	9.97	1.47	5.26	12.71	2.71	2.61
Less Distributions from:
Net investment income	(0.87)	(0.68)	(0.17)	(0.41)	(0.07)	(0.09)
Realized gains	—	(0.14)	—	—	(0.48)	—
Total distributions	(0.87)	(0.82)	(0.17)	(0.41)	(0.55)	(0.09)
Net asset value, end of period	$39.84	$30.74	$30.09	$41.98	$29.68	$27.52
Total Return at Net Asset Value[4]	32.89%	4.64%	21.15%	43.05%	9.70%	10.48%
Total Return at Market Value[4]	32.90%	4.55%	21.18%	43.22%	9.81%	10.69%
Ratios/Supplemental Data:
Net assets, end of period
(000’s omitted)	$71,716	$47,641	$7,522	$10,496	$10,388	$5,504
Ratio to average net assets of:
Expenses, net of expense waivers	0.49%	0.49%	0.49%[5]	0.60%	0.60%	0.60%[5]
Expenses, prior to expense waivers	0.99%	1.08%	3.52%[5]	1.60%	1.40%	3.72%[5]
Net investment income, net of waivers	2.55%	3.06%	3.79%[5]	1.06%	0.32%	0.81%[5]
Portfolio turnover rate[6]	37.11%	45.80%	82.02%	190.44%	182.12%	32.48%

1	Commencement of operations.

2	On November 6, 2008, there was a 2 for 1 stock split. Historical per share amounts have been adjusted to reflect the 2 for 1 split on a retroactive basis.

3	Based on average daily shares outstanding.

4

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser. Prior to June 30, 2010, the total return at market value reported in these Financial Highlights was calculated based on the Fund’s closing price on the NYSE Arca.

5	Annualized for periods less than one year.

6	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

1. Organization

The RevenueShares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on December 15, 2006 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), which is currently comprised of six active funds (collectively, the “Funds” and each individually a “Fund”). The RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund are diversified funds under the Act, the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund are not diversified. Operations commenced on February 22, 2008 for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund, November 10, 2008 for the RevenueShares Financials Sector Fund, November 18, 2008 for the RevenueShares ADR Fund and January 21, 2009 for the RevenueShares Navellier Overall A-100 Fund.

The objective of the Funds (RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund, and RevenueShares Navellier Overall A-100 Fund) is to outperform the total return performance of the Fund’s corresponding benchmark (Standard & Poor’s (“S&P”) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, S&P 500 Financials Index, S&P ADR Index, and the Navellier Overall A-100 Index, respectively).

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds:

Investment Valuation — Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ Official Closing Price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith and in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”).

The Net Asset Value (“NAV”) per share of each Fund is computed by dividing the value of the net assets of each Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent. The Bank of New York Mellon Corp. calculates each Fund’s NAV at the close of the regular trading session on the NYSE, ordinarily 4:00 p.m., Eastern Time on each day that such exchange is open.

Investment Transactions — Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Distributions to Shareholders — Each Fund shareholder is entitled to their share of a Fund’s income and net realized gains on investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.” Income dividends, if any, are generally distributed to shareholders quarterly. Net capital gains are distributed at least annually.

Investment Income — Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses — Expenses of the Trust which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Notes To Financial Statements — continued

3. Advisory Fees, Servicing Fees And Other Fees And Expenses

VTL Associates, LLC (the “Adviser”) has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Board. For the services it provides to the Funds, the Adviser receives an advisory fee.

The RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund pay the Adviser an annualized fee of 0.45%, 0.50%, 0.50%, 0.45%, 0.60% and 0.60% respectively, based upon each Fund’s daily net assets.

The Trust and the Adviser have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Adviser has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the net annual fund operating expenses for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund, and RevenueShares Navellier Overall A-100 Fund from exceeding 0.49%, 0.54%, 0.54%, 0.49%, 0.49% and 0.60%, respectively, based upon each Fund’s daily net assets. Amounts waived and/or reimbursed pursuant to this agreement are not subject to subsequent recapture by the Adviser. This agreement will remain in effect and will be contractually binding until October 31, 2012, after which it may be terminated or revised.

For the year ended June 30, 2011, the Adviser waived and reimbursed the following fees:

Fund	Fees Waived and Reimbursed
RevenueShares Large Cap Fund	$443,046
RevenueShares Mid Cap Fund	358,521
RevenueShares Small Cap Fund	360,910
RevenueShares Financials Sector Fund	114,664
RevenueShares ADR Fund	306,652
RevenueShares Navellier Overall A-100 Fund	96,951

Pursuant to a Sub-Advisory Agreement between the Adviser and Index Management Solutions, LLC (the “Sub-Adviser”), an affiliate of the Adviser, the Sub-Adviser will be responsible for the day-to-day management of the Funds, subject to the supervision of the Adviser and the Board. In this regard, the Sub-Adviser will be responsible for implementing the investment strategy for each Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Adviser and Sub-Adviser from time to time. Out of the advisory fee, the Adviser pays all fees and expenses of the Sub-Adviser.

The Bank of New York Mellon Corp. serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Distribution — Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Trust has adopted a distribution and services plan (“12b-1”) pursuant to rule 12b-1 under the 1940 Act. Each Fund is authorized to pay an amount up to a maximum annual rate of 0.25% of it’s average daily net assets for distribution related activities. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

Other Service Providers

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds.

Neither the Distributor, FCS, FMS nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust. FCS and FMS have agreed to waive 10% of their fees when aggregate net assets of the Trust are under $300,000,000 or until December 31, 2010. For the year ended June 30, 2011, FCS and FMS were not required to waive fees pursuant to this agreement.

Licensing Fee Agreements — The Adviser has entered into a licensing agreement for each Fund with RevenueShares Investor Services. The trademarks are owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

Notes To Financial Statements — continued

4. Creation and Redemption Transactions

As of June 30, 2011, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Retail investors may only purchase and sell Fund shares at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its NAV depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at NAV, only in large blocks typically consisting of 50,000 shares or more (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated basket of equity securities constituting a portfolio sampling representation of the securities included in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. Fair Value Measurement

The authoritative guidance for fair value measurements and disclosures, Accounting Standards CodificationTM Topic 820, establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. Furthermore, Topic 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. The Funds utilized various inputs in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, the intrinsic value of securities such as rights, warrants or options, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of June 30, 2011 in valuing the Funds’ assets carried at fair value:

	Quoted Prices in Active Markets (Level 1)		Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Fund	Common Stock	Preferred Stock			Total
RevenueShares Large Cap Fund	$200,365,287	$—	$—	$—	$200,365,287
RevenueShares Mid Cap Fund	144,110,619	—	—	—	144,110,619
RevenueShares Small Cap Fund	130,700,143	—	—	—	130,700,143
RevenueShares Financials
Sector Fund	11,863,404	—	—	—	11,863,404
RevenueShares ADR Fund	69,876,419	835,160	—	—	70,711,579
RevenueShares Navellier
Overall A-100 Fund	9,588,014	939,889	—	—	10,527,903

At June 30, 2011, the Funds did not hold any Level 2 or Level 3 securities. Please refer to each Fund’s Schedule of Investments to view equity securities segregated by industry type.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the beginning of the reporting period. At June 30, 2011, there were no significant transfers between Level 1, 2, or 3, based on the valuation input Levels assigned to securities on June 30, 2010.

Notes To Financial Statements — continued

6. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the year ended June 30, 2011 were as follows:

Fund	Purchases	Sales
RevenueShares Large Cap Fund	$23,655,419	$24,270,093
RevenueShares Mid Cap Fund	50,038,307	49,870,749
RevenueShares Small Cap Fund	44,328,220	41,321,160
RevenueShares Financials Sector Fund	3,300,148	3,331,618
RevenueShares ADR Fund	22,414,329	23,233,393
RevenueShares Navellier Overall A-100 Fund	18,725,774	18,672,306

For the year ended June 30, 2011, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
RevenueShares Large Cap Fund	$48,571,299	$28,584,998
RevenueShares Mid Cap Fund	30,005,127	24,398,661
RevenueShares Small Cap Fund	24,329,667	40,646,392
RevenueShares Financials Sector Fund	3,106,896	16,937,342
RevenueShares ADR Fund	15,629,652	5,528,815
RevenueShares Navellier Overall A-100 Fund	7,050,841	10,375,060

Gains and losses on in-kind redemptions are not recognized at the Fund level for tax purposes.

7. Trustee’s Fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The interested Trustee does not receive any Trustees’ fees.

8. Federal Income Tax

The Funds intend to continue to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Internal Revenue Code”). If so qualified, the Funds will not be subject to Federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders.

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RevenueShares Large Cap Fund	$175,045,574	$30,799,843	$(5,480,130)	$25,319,713
RevenueShares Mid Cap Fund	116,995,804	27,821,990	(707,175)	27,114,815
RevenueShares Small Cap Fund	110,510,606	23,496,787	(3,307,250)	20,189,537
RevenueShares Financials Sector Fund	13,285,416	368,529	(1,790,541)	(1,422,012)
RevenueShares ADR Fund	65,426,297	7,460,117	(2,174,835)	5,285,282
RevenueShares Navellier Overall A-100 Fund	9,591,098	1,018,449	(81,644)	936,805

NOTES TO FINANCIAL STATEMENTS — continued

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of unrealized gains on passive foreign investment companies. At June 30, 2011, the components of accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Losses)
RevenueShares Large Cap Fund	$786,517	$(1,403,091)	$25,319,713	$24,703,139
RevenueShares Mid Cap Fund	724,455	298,511	27,114,815	28,137,781
RevenueShares Small Cap Fund	80,481	—	20,189,537	20,270,018
RevenueShares Financials Sector Fund	27,776	(342,920)	(1,422,012)	(1,737,156)
RevenueShares ADR Fund	856,157	211,181	5,285,282	6,352,620
RevenueShares Navellier Overall A-100 Fund	46,050	67,129	936,805	1,049,984

The tax character of distributions paid during the year ended June 30, 2011 were as follows:

Fund	Distributions Paid From Ordinary Income	Distributions Paid From Long Term Capital Gain
RevenueShares Large Cap Fund	$2,871,609	$—
RevenueShares Mid Cap Fund	762,231	—
RevenueShares Small Cap Fund	543,364	—
RevenueShares Financials Sector Fund	309,165	—
RevenueShares ADR Fund	1,346,857	—
RevenueShares Navellier Overall A-100 Fund	111,815	—

At June 30, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss Available Through 2019	Total
RevenueShares Large Cap Fund	$—	$713,843	$—	$713,843
RevenueShares Financials Sector Fund	52,317	21,626	78,273	152,216

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended June 30, 2011 as follows:

Fund	Capital Loss Carryforward Utilized
RevenueShares Large Cap Fund	$1,375,063
RevenueShares Mid Cap Fund	815,310
RevenueShares Small Cap Fund	759,636

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

notes To Financial Statements — continued

Post-October losses represent losses realized on investment transactions from November 1, 2010 through June 30, 2011, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. During the year ended June 30, 2011, the Funds incurred and will elect to defer net capital losses as follows:

Fund	Post-October Capital Losses
RevenueShares Large Cap Fund	$689,248
RevenueShares Financials Sector Fund	190,704

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind. Results of operations and net assets were not affected by these reclassifications. At June 30, 2011, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in- Capital
RevenueShares Large Cap Fund	—	$(6,778,352)	$6,778,352
RevenueShares Mid Cap Fund	—	(8,008,460)	8,008,460
RevenueShares Small Cap Fund	—	(12,462,551)	12,462,551
RevenueShares Financials Sector Fund	—	(1,335,310)	1,335,310
RevenueShares ADR Fund	2,979	(904,434)	901,455
RevenueShares Navellier Overall A-100 Fund	—	(1,764,629)	1,764,629

Financial reporting rules prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund will recognize expenses accrued related to unrecognized interest expense and penalties in “Other” expense on the Statement of Operations. Management has determined that there is no impact resulting from the application of this interpretation to the Funds’ financial statements.

Financial reporting rules require management of the Funds to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations, for all major jurisdictions, including Federal tax authorities and certain state tax authorities. As of and during the year ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes To Financial Statements — continued

9. Risks

Concentration Risk

The RevenueShares Financials Sector Fund and the RevenueShares ADR Fund may be adversely affected by the performance of the securities in a particular industry and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry.

Non-Diversification Risk

Each of the RevenueShares Financials Sector, RevenueShares ADR and RevenueShares Navellier Overall A-100 Funds are non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on a Fund’s Share price. Each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code in order to avoid liability for Federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and adversely affected by natural disasters. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs).

ADR Risk

The RevenueShares ADR Fund holds the securities of foreign companies in the form of ADRs, global shares or, in the case of Canadian equities, ordinary shares. Global shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S and are represented by the same share certificate in both the U.S. and the home market. Global shares may also be eligible to list on exchanges in addition to the United States and home country. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.

The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR or global shares and, therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

In addition, although the ADRs, global shares and ordinary shares in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. The price at which the Fund’s securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide.

Foreign Market Risk

Since global shares and the underlying securities of ADRs in the RevenueShares ADR Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares of the Fund.

Notes To Financial Statements — concluded

10. Subsequent Events

On July 1, 2011, the Funds declared quarterly income dividends with an ex-date of July 5, 2011 and payable date of July 11, 2011. The income dividend per share for each Fund was as follows:

Fund	Income Dividend Per Share
RevenueShares Large Cap Fund	$0.09944
RevenueShares Mid Cap Fund	0.04094
RevenueShares Small Cap Fund	0.02197
RevenueShares Financials Sector Fund	0.06605
RevenueShares ADR Fund	0.42974
RevenueShares Navellier Overall A-100 Fund	0.01142

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, except as set forth above, there are no material events that would require disclosure in the Funds’ financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
RevenueShares ETF Trust

We have audited the accompanying statements of assets and liabilities of the RevenueShares ETF Trust (comprising, respectively, the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund, and RevenueShares Navellier Overall A-100 Fund (collectively, the “Funds”)), including the schedules of investments, as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting RevenueShares ETF Trust at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania August 29, 2011

Board Approval of Investment Advisory Agreement

At the November 23, 2010 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the RevenueShares ETF Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved VTL Associates, LLC (the “Adviser”) to continue to serve as investment adviser to each series of the Trust (each a “Fund” and collectively, the “Funds”) and approved the continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Adviser and the Trust with respect to each Fund, upon the same terms and conditions set forth therein, for the period January 25, 2011 until January 24, 2012. In connection with considering approval of the Investment Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. The Independent Trustees evaluated the terms of the Investment Advisory Agreement, reviewed the information provided by the Adviser in connection with the consideration of continuing the Investment Advisory Agreement and reviewed the duties and responsibilities of the Independent Trustees in evaluating and approving its continuation.

In considering whether to approve the continuation of the Adviser as investment advisor for an additional year, the Independent Trustees had previously reviewed, and discussed with representatives of the Adviser, the materials distributed in advance of, and supplementally at, the Meeting, which contained detailed information about the Adviser and the Funds, including: (i) a copy of the Investment Advisory Agreement and all amendments thereto with respect to the Adviser’s management of the Funds; (ii) information describing the nature, quality and extent of the services that the Adviser provides to the Funds, and the fees that the Adviser charges to the Funds; (iii) information concerning the Adviser’s financial condition, business and operations, portfolio management team and compliance program; (iv) a copy of the Adviser’s current Form ADV; and (v) a memorandum from Stradley Ronon Stevens & Young LLP, counsel to the Trust and the Adviser, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Independent Trustees also had considered the information presented at Board meetings throughout the year. The Independent Trustees received data compiled by Lipper Inc. (“Lipper”) comparing the advisory fees, expenses and performance of the Funds that had commenced operations (the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund) (the “Operating Funds”) with the fees, expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies. The Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services provided to each Fund by the Adviser; the personnel and operations of the Adviser; each Fund’s expense levels; the investment performance of the Operating Funds; profitability to the Adviser under the Investment Advisory Agreement; and any “fall-out” benefits to the Adviser (i.e., the ancillary benefits realized due to a relationship with the Trust). The Independent Trustees also noted that the RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund and RevenueShares Utilities Sector Fund are registered with the U.S. Securities and Exchange Commission but have not yet commenced operations. It was noted that the Independent Trustees would further discuss the fee and expense structure of these Funds before they commence operations. In particular, the Independent Trustees considered and discussed the following with respect to each Fund:

(a)

The nature, extent, and quality of services provided to each Fund by the Adviser. The Independent Trustees reviewed the services that the Adviser provides to each Fund. In connection with the investment advisory services provided to each Fund, the Independent Trustees noted the responsibilities that the Adviser has as the Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of the Trust’s sub-adviser; responsibility for the daily monitoring of tracking error and quarterly reporting to the Board; and the implementation of Board directives as they relate to the Funds.

The Independent Trustees reviewed the Adviser’s experience, resources, and strengths in managing the Funds. Based on their consideration and review of the foregoing information, the Independent Trustees determined that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Adviser’s ability to render such services based on its experience, operations and resources.

(b)

Comparison of services provided and fees charged by the Adviser and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Adviser from the relationship with the Funds. The Independent Trustees then compared both the services rendered and the fees paid pursuant to the Investment Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Independent Trustees compared each Operating Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of other investment companies considered to be in such Operating Fund’s peer group as

Board Approval of Investment Advisory Agreement — concluded

chosen by Lipper. The Independent Trustees noted that the Adviser has entered into an expense limitation agreement whereby the Adviser reimburses expenses and/or waives fees to keep the expenses from exceeding 0.49% of average daily net assets of each of the RevenueShares Large Cap Fund, RevenueShares Financials Sector Fund, RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund, RevenueShares Utilities Sector Fund and RevenueShares ADR Fund; from exceeding 0.54% of average daily net assets of each of the RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund; and from exceeding 0.60% of average daily net assets of the RevenueShares Navellier Overall A-100 Fund. The Board also received and considered information about the fee rates charged to other accounts that are managed by the Adviser. The Independent Trustees noted that the actual and contractual investment advisory fees of each Operating Fund were within the range of the actual and contractual investment advisory fees charged by other funds in the Operating Fund’s peer group.

After comparing each Operating Fund’s fees with those of other funds in such Operating Fund’s peer group and considering the information about the fee rates charged to other accounts managed by the Adviser, and in light of the nature, quality, and extent of services provided by the Adviser and the costs incurred by the Adviser in rendering those services, the Independent Trustees concluded that the level of fees paid to the Adviser with respect to each Fund were fair and reasonable.

(c)

The Adviser’s profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees considered that economies of scale may be realized by the Adviser as the Funds grow larger; however, since the amount of assets under management remains relatively small, the Independent Trustees concluded that economies of scale are difficult to consider at this time. The Independent Trustees discussed with representatives of the Adviser the costs and profitability of the Adviser in connection with its serving as investment adviser to each Fund, including operational costs.

(d)

Investment performance of the Funds. The Independent Trustees considered the investment performance of the Operating Funds, including tracking error. In particular, the Independent Trustees considered the investment performance of the Operating Funds relative to their stated objectives and the Adviser’s success in reaching such objectives. The Independent Trustees considered each Operating Fund’s investment performance compared to (i) its corresponding revenue-weighted index that it seeks to track and (ii) the benchmark index that each Operating Fund uses for comparison in its prospectus and shareholder reports. The Independent Trustees also considered each Operating Fund’s investment performance compared to the average of the Operating Fund’s Lipper peer group.

The Board also received and considered information about the premium/discount history of the Operating Funds, which illustrated the number of times that the market price of the Operating Funds trading on the secondary market closed above or below the NAV of the Operating Funds, and by how much, measured in basis points.

(e)

Expenses. The Independent Trustees considered each Operating Fund’s total expense ratio (both including and excluding the Operating Fund’s fee waiver and expense limitation arrangement) compared to the total expense ratios (both including and excluding the fund’s fee waiver and expense limitation arrangement) of other ETFs considered to be in the Operating Fund’s peer group. The Independent Trustees noted that each Operating Fund’s total expense ratio (including the Operating Fund’s fee waiver and expense limitation arrangement) was within the range of the total expense ratios (including the funds’ fee waiver and expense limitation arrangements) of other funds in the Operating Fund’s peer group.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the advisory fee rates and total expense ratios were reasonable in relation to the services provided by the Adviser to each Fund, as well as the costs incurred and benefits gained by the Adviser in providing such services. The Independent Trustees also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable ETFs of similar size. As a result, the Independent Trustees concluded that the continuation of the Investment Advisory Agreement was in the best interests of each Fund.

Trustees and Officers of The Revenueshares ETF Trust

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
James C. McAuliffe One Commerce Square 2005 Market Street, Suite 2020 Philadelphia, PA 19103 Year of Birth: 1951	Trustee	Since 2006	Retired. Police Officer from 1971 to 2004	14	None

Christian W. Myers, III One Commerce Square 2005 Market Street, Suite 2020 Philadelphia, PA 19103 Year of Birth: 1952	Trustee	Since 2006	Firefighter from 1976 to present	14	None

John J. Kolodziej One Commerce Square 2005 Market Street, Suite 2020 Philadelphia, PA 19103 Year of Birth: 1956	Trustee	Since 2007	Controller, Diagnostic Imaging, Inc. from 2010 to present; Director of Finance, St. Francis Medical Center, from 2002 to 2009	14	None

John A. Reilly One Commerce Square 2005 Market Street, Suite 2020 Philadelphia, PA 19103 Year of Birth: 1931	Trustee	Since 2010	Pension Consultant, Philadelphia Fire Fighters Union Local #22, from 1977 to present	14	None

Interested Trustee
Vincent T. Lowry[3] One Commerce Square 2005 Market Street, Suite 2020 Philadelphia, PA 19103 Year of Birth: 1951	Chairman and Trustee; President	Since 2006	Chief Executive Officer, VTL, from 2004 to present; Managing Director, Smith Barney, Inc. from 1984 to 2004	14	None

1	Each Trustee holds office for an indefinite term.

2	The “Fund Complex” consists of the Trust, which consists of 14 Funds, only six of which are operating.

3	Mr. Lowry is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with VTL Associates, LLC, the Funds’ investment adviser.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Trustees And Officers of The Revenueshares ETF Trust

(Unaudited) — concluded

Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Charles S. Todd[2] Three Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1971	Treasurer	Since 2010	Director, Foreside Management Services, LLC from December 2008 to present; Vice President within the Fund Administration Department of J.P. Morgan Investor Services Co., formerly serving as Assistant Vice President from June 2000 to December 2008

Patrick J. Keniston[2] Three Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1964	Chief Compliance Officer	Since 2009	Director, Foreside Compliance Services, LLC, since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008; Attorney, Citigroup Global Transaction Services from 2001 to 2005

Jennifer Folgia One Commerce Square 2005 Market Street, Suite 2020 Philadelphia, PA 19103 Year of Birth: 1973	Secretary	Since 2006	Operations Manager, VTL, from 2004 to present; Sales Assistant, Smith Barney, Inc., from 1994 to 2004

1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

2

The Treasurer and Chief Compliance Officer also serve as officers of the unaffiliated mutual funds and ETFs for which Foreside Fund Services LLC, the Distributor, or its affiliates act as distributor or service provider.

The Funds’ Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Supplemental Information

(Unaudited)

Proxy Voting Policies, Procedures and Record

A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge upon request, by calling (877)738-8870. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The RevenueShares ETF Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q. Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Funds’ website at http://www.revenuesharesetfs.com.

Federal Tax Status of Dividends Declared during the Tax Year

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

For Federal income tax purposes, dividends and short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below:

	QDI	DRD
RevenueShares Large Cap Fund	100.00%	100.00%
RevenueShares Mid Cap Fund	83.65	83.11
RevenueShares Small Cap Fund	100.00	100.00
RevenueShares Financials Sector Fund	100.00	100.00
RevenueShares ADR Fund	100.00	0.00
RevenueShares Navellier Overall A-100 Fund	63.52	46.85

With respect to the taxable year ended June 30, 2011, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	RevenueShares Mid Cap Fund	RevenueShares Small Cap Fund	RevenueShares ADR Fund	RevenueShares Navellier Overall A-100 Fund
From long-term capital gains, subject to
the 15% rate gains category	$—	$—	$—	$—
From long-term capital gains, using proceeds
from shareholder redemptions	323,266	429,282	20,341	148,889

RevenueShares ADR Fund in accordance with Section 853 of the Internal Revenue Code intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended June 30, 2011. In accordance with the current tax laws, the foreign income and foreign tax as of June 30, 2011 is as follows:

	Foreign Dividend	Foreign Taxes
Dollar Amount	$1,851,674	$200,557

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Investment Adviser	Sub-Adviser

VTL Associates, LLC	Index Management Solutions, LLC
One Commerce Square	One Commerce Square
2005 Market Street, Suite 2020	2005 Market Street, Suite 2020
Philadelphia, Pennsylvania 19103	Philadelphia, Pennsylvania 19103

Distributor	Transfer Agent

Foreside Fund Services, LLC	The Bank of New York Mellon
Three Canal Plaza, Suite 100	101 Barclay Street
Portland, Maine 04101	New York, New York 10286
www.foreside.com

Independent Registered Public Accounting Firm
Custodian
Ernst & Young, LLP
The Bank of New York Mellon	Two Commerce Square
101 Barclay Street	2001 Market Street, Suite 4000
New York, New York 10286	Philadelphia, Pennsylvania 19103

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

RevenueShares™ ETF Trust
One Commerce Square, 2005 Market Street, Suite 2020
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not applicable.

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

e). Not applicable.

f). Attached.

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, John J. Kolodziej. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2011: $120,000
2010: $114,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2011: $ 0
2010: $ 0

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2011: $19,800
2010: $18,000

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2011: $ 0
2010: $ 0

e) Audit Committee Pre-Approval Policies and Procedures.

     (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

     (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the last two fiscal years is as follows:

2011: $19,800
2010: $18,000

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and all independent Trustees are members of such committee.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached.

(b) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RevenueShares ETF Trust

By: /s/ Vincent T. Lowry

Vincent T. Lowry, Chief Executive Officer

Date: August 30, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: RevenueShares ETF Trust

By: /s/ Vincent T. Lowry

Vincent T. Lowry, Chief Executive Officer

Date: August 30, 2011

By: /s/ Charles S. Todd

Charles S. Todd, Chief Financial Officer

Date: August 30, 2011